As filed with the Securities and Exchange Commission on March 31, 2003.
                    Registration Nos. 033-54642 and 811-07342

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /x/
                           PRE-EFFECTIVE AMENDMENT NO.                     / /
                         POST-EFFECTIVE AMENDMENT NO. 99                   /x/

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/
                                AMENDMENT NO. 100                          /x/

                         J.P. MORGAN INSTITUTIONAL FUNDS
                     (formerly The JPM Institutional Funds)
               (Exact Name of Registrant as Specified in Charter)
                   522 Fifth Avenue, New York, New York 10036
                      (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 1 800-348-4782

            Judy R Bartlett, c/o J.P. Morgan Funds Distributor, Inc.
                       522 Fifth Avenue, New York, NY 10036
                     (Name and Address of Agent for Service)

                        Copy to:  John E. Baumgardner, Jr.,
                                  Sullivan & Cromwell
                                  125 Broad Street
                                  New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485 (b).

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS MARCH 31, 2003

JPMORGAN INCOME FUNDS
CLASS C SHARES

BOND FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING LOGO]
ASSET MANAGEMENT

CONTENTS

Bond Fund                                                    1

Fund's Management and Administration                         8

How Your Account Works                                       9

   Know Which Classes to Buy                                 8

   About Sales Charges                                       8

   Buying Fund Shares                                        8

   Selling Fund Shares                                      11

   Exchanging Fund Shares                                   12

   Other Information Concerning the Fund                    12

   Distributions and Taxes                                  13

Shareholder Services                                        15

Investments                                                 16

Risk and Reward Elements                                    18

How To Reach Us                                     Back cover

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 16-20.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* As of the date of this prospectus, Class C Shares will be introduced. The bar chart shows how the performance of the Fund's Class B Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class C Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)
-----------------------------------------
1992                                6.53%
1993                                9.87%
1994                               -2.97%
1995                               18.17%
1996                                3.13%
1997                                9.13%
1998                                7.36%
1999                               -0.73%
2000                               10.62%
2001                                6.92%

BEST QUARTER   2nd quarter, 1995    6.25%
WORST QUARTER  1st quarter, 1994   -2.39%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 12/31/02 WAS 7.68%


* THE FUND'S PERFORMANCE IS BASED ON THE CLASS B SHARES FROM THE PERIOD 9/10/01 (THE LAUNCH DATE OF THE CLASS B SHARES) THROUGH 12/31/01. PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE 9/10/01 IS BASED ON THE PERFORMANCE OF A FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE MOST SIMILAR TO THOSE OF THE B SHARES) FROM 7/12/93 TO 9/10/01. RETURNS FOR THE PERIOD 1/1/92 THROUGH 7/12/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN THE ABOVE REFERENCED FEEDER AND PREDECESSOR.

(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*


                                            PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------------------
CLASS C SHARES-- RETURN BEFORE TAXES        5.96           6.59            6.65

CLASS C SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                               3.67           4.02            3.96

CLASS C SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES       3.35           4.00            4.00

SALOMON SMITH BARNEY BROAD INVESTMENT
GRADE BOND INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                8.52           7.44            7.28

LIPPER INTERMEDIATE INVESTMENT GRADE
DEBT FUNDS INDEX (REFLECTS NO DEDUCTION
FOR TAXES)                                  8.22           6.82            6.76


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* SEE FOOTNOTE ON PREVIOUS PAGE.

ESTIMATED INVESTOR EXPENSES FOR CLASS C SHARES

The estimated expenses of Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
                                                                          CLASS C SHARES
----------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE
  (LOAD) WHEN YOU BUY
  SHARES, SHOWN AS % OF THE
  OFFERING PRICE*                                                          NONE

  MAXIMUM DEFERRED SALES
  CHARGE (LOAD) SHOWN AS
  LOWER OF ORIGINAL
  PURCHASE PRICE OR
  REDEMPTION PROCEEDS                                                      1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS C ASSETS)


                                                                          CLASS C SHARES
----------------------------------------------------------------------------------------
  MANAGEMENT FEES                                                          0.30

  DISTRIBUTION (RULE 12b-1) FEES                                           0.75

  SHAREHOLDER SERVICE FEES                                                 0.25

  OTHER EXPENSES(1)                                                        1.05

  TOTAL ANNUAL OPERATING EXPENSES                                          2.35

  FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                 (0.85)

  NET EXPENSES(2)                                                          1.50

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 3/31/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE


The example below is intended to help you compare the cost of investing in Class C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 3/31/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                   1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
CLASS C SHARES* ($)                253           652           1,178         2,621

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                   1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
CLASS C SHARES ($)                 153           652           1,178         2,621

*   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Institutional Funds (Trust), which is a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Fund changed its fiscal year end from 10/31 to 8/31. During the most recent fiscal period from 10/1/01 through 8/31/02, the adviser was paid management fees (net of waivers) of 0.30% as a percentage of average daily net assets.

PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class C Shares of the Fund held by investors serviced by the shareholder servicing agent.

Each of the adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

The Fund issues multiple classes of shares. This prospectus relates only to the Class C Shares of the Fund. A person who gets compensated for selling Fund shares may receive a different amount for each class.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

The Fund issues multiple classes of shares. This prospectus relates to Class
C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge with respect to Class C Shares. There are also ongoing charges that all investors pay as long as they own their shares.

If you hold the shares for less than one year when you redeem these shares.

There are a number of plans and special discounts which can decrease or eliminate these charges.

The contingent deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The contingent deferred sales charge or Class C Shares disappears altogether after one year. We calculate the contingent deferred sales charge from the month you buy your shares. First, we sell the shares with the lowest contingent deferred sales charge. Shares acquired by reinvestment of distributions can be sold without a contingent deferred sales charge.

Class C Shares have higher combined distribution and service fees than other classes of the Fund. You will pay the higher combined service and distribution fees as long as you hold the Class C Shares. Over the long term, this can add up to higher total fees than other classes of the Fund.

GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class C Shares. This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES

You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

You may buy shares through your representative, who may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

The price of the shares is based on the net asset value per share of the class
(NAV). NAV is the value of everything the class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Serice Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form.
The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). The Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities, used by the Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.

The Fund invests in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Fund does not price. As a result, the Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to each such Fund.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN FUNDS SERVICE CENTER
1-800-348-4782

MINIMUM INVESTMENTS


TYPE OF                         INITIAL                   ADDITIONAL
ACCOUNT                         INVESTMENT                INVESTMENTS
---------------------------------------------------------------------
REGULAR ACCOUNT                 $2,500                    $100

SYSTEMATIC
INVESTMENT PLAN(1)              $1,000                    $100

IRAS                            $1,000                    $100

SEP-IRAS                        $1,000                    $100

EDUCATION IRAS                  $500                      $100


(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares - General.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Class C Shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to sell shares of the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative the Fund's shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class C Shares of a Fund for Class C Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O.BOX 219392
KANSAS CITY, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Class C Shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pay out these earnings to shareholders as distributions.

The Fund declares ordinary income dividends daily and pay them monthly. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

If you sell Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge but, you must buy the Class A Shares within 90 days of selling the Class C Shares.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

/X/ Typically invests in

/ / Permitted, but no intention to use currently

--  Not permitted

                          RELATED TYPES OF RISK
--------------------------------------------------------------------------------
credit, interest rate, market, prepayment                             /X/

credit, currency, liquidity, political                                /X/(1)

credit, currency, interest rate, liquidity, market, political         /X/(1)

credit, currency, interest rate, liquidity, market, political,
valuation                                                             / /(1)

credit, currency, interest rate, liquidity, market, political,
valuation                                                             /X/(1)

credit, environmental, extension, interest rate, liquidity,
market, natural event, political, prepayment, valuation               / /

credit, currency, extension, interest rate, leverage, market,
political, prepayment                                                 /X/(1)

currency, extension, interest rate, leverage, liquidity, market,
political, prepayment                                                 /X/(1,2)

credit, currency, extension, interest rate, liquidity, political,
prepayment                                                            / /

credit, interest rate, liquidity, market, valuation                   /X/

credit, interest rate, liquidity, market, natural event,
prepayment, valuation                                                 / /

credit                                                                / /

credit, leverage                                                      / /(2)

credit, currency, interest rate, market, political                    /X/(1)

credit, currency, interest rate, leverage, market, political          /X/

credit, interest rate, market, natural event, political               / /

interest rate                                                         /X/

credit, currency, interest rate, liquidity, market, political,
valuation                                                             / /(1)
--------------------------------------------------------------------------------

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

- The Fund's share price, yield, and       - Bonds have generally outperformed        - Under normal circumstances the Fund plans
  total return will fluctuate in             money market investments over the long     to remain fully invested in bonds and
  response to bond market movements          term, with less risk than stocks           other fixed income securities

- The value of most bonds will fall when   - Most bonds will rise in value when       - Bond investments may include U.S. and
  interest rates rise; the longer a          interest rates fall                        foreign corporate and government bonds,
  bond's maturity and the lower its                                                     mortgage-backed and asset backed
  credit quality, the more its value       - Mortgage-backed and asset-backed           securities, convertible securities,
  typically falls                            securities and direct mortgages can        participation interests and private
                                             offer attractive returns                   placements
- Adverse market conditions may from
  time to time cause the Fund to take                                                 - The Fund seeks to limit risk and enhance
  temporary defensive positions that are                                                total return or yields through careful
  inconsistent with its principal                                                       management, sector allocation, individual
  investment strategies and may hinder                                                  securities selection, and duration
  the Fund from achieving its investment                                                management
  objective
                                                                                      - During severe market downturns, the Fund
- Mortgage-backed and asset-backed                                                      has the option of investing up to 100% of
  securities (securities representing an                                                assets in high quality short-term
  interest in, or secured by, a pool of                                                 instruments
  mortgages or other assets such as
  receivables) and direct mortgages                                                   - The adviser monitors interest rate
  could generate capital losses or                                                      trends, as well as geographic and
  periods of low yields if they are paid                                                demographic information related to
  off substantially earlier or later                                                    mortgage-backed securities and mortgage
  than anticipated                                                                      prepayments

CREDIT QUALITY

- The default of an issuer would leave     - Investment-grade bonds have a lower      - The Fund maintains its own policies for
  the Fund with unpaid interest or           risk of default                            balancing credit quality against
  principal                                                                             potential yields and gains in light of
                                           - Junk bonds offer higher yields and         its investment goals
- Junk bonds (those rated BB/Ba or           higher potential gains
  lower) have a higher risk of default,                                               - The adviser develops its own ratings of
  tend to be less liquid, and may be                                                    unrated securities and makes a credit
  more difficult to value                                                               quality determination for unrated
                                                                                        securities

FOREIGN INVESTMENTS

- The Fund could lose money because of     - Foreign bonds, which represent a major   - Foreign bonds may be a significant
  foreign government actions, political      portion of the world's fixed income        investment for the Fund
  instability, or lack of adequate and       securities, offer attractive potential
  accurate information                       performance and opportunities for        - To the extent that the Fund invests in
                                             diversification                            foreign bonds, it may manage the currency
- Currency exchange rate movements could                                                exposure of its foreign investments
  reduce gains or create losses            - Favorable exchange rate movements          relative to its benchmark, and may hedge
                                             could generate gains or reduce losses      a portion of its foreign currency
- Currency and investment risks tend to                                                 exposure into the U.S. dollar from time
  be higher in emerging markets            - Emerging markets can offer higher          to time (see also "Derivatives"); these
                                             returns                                    currency management techniques may not be
                                                                                        available for certain emerging markets
                                                                                        investments


POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys securities before     - The Fund can take advantage of           - The Fund segregates liquid assets to
  issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform its          - The Fund could outperform its            - The adviser focuses its active management
  benchmark due to its sector,               benchmark due to these same choices        on those areas where it believes its
  securities or duration choices                                                        commitment to research can most enhance
                                                                                        returns and manage risks in a consistent
                                                                                        way
DERIVATIVES

- Derivatives such as futures, options,    - Hedges that correlate well with          - The Fund uses derivatives, such as
  swaps and forward foreign currency         underlying positions can reduce or         futures, options, swaps and forward
  contracts(1) that are used for hedging     eliminate losses at low cost               foreign currency contracts for hedging
  the portfolio or specific securities                                                  and for risk management (i.e., to adjust
  may not fully offset the underlying      - The Fund could make money and protect      duration or yield curve exposure, or to
  positions and this could result in         against losses if management's             establish or adjust exposure to
  losses to the Fund that would not have     analysis proves correct                    particular securities, markets, or
  otherwise occurred                                                                    currencies); risk management may include
                                           - Derivatives that involve leverage          management of the Fund's exposure
- Derivatives used for risk management       could generate substantial gains at        relative to its benchmark
  may not have the intended effects and      low cost
  may result in losses or missed                                                      - The Fund only establishes hedges that it
  opportunities                                                                         expects will be highly correlated with
                                                                                        underlying positions
- The counterparty to a derivatives
  contract could default                                                              - While the Fund may use derivatives that
                                                                                        incidentally involve leverage, it does
- Certain types of derivatives involve                                                  not use them for the specific purpose of
  costs to the Fund which can reduce                                                    leveraging its portfolio
  returns

- Derivatives that involve leverage
  could magnify losses

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets and defer recognition of
  certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------

SECURITIES LENDING

- When the Fund lends a security, there    - The Fund may enhance income through      - The adviser maintains a list of approved
  is a risk that the loaned securities       the investment of the collateral           borrowers
  may not be returned if the borrower or     received from the borrower
  the lending agent defaults                                                          - The Fund receives collateral equal to at
                                                                                        least 100% of the current value of
- The collateral will be subject to the                                                 securities loaned plus accrued interest
  risks of the securities in which it is
  invested                                                                            - The lending agents indemnify the Fund
                                                                                        against borrower default

                                                                                      - The adviser's collateral investment
                                                                                        guidelines limit the quality and duration
                                                                                        of collateral investment to minimize
                                                                                        losses

                                                                                      - Upon recall, the borrower must return the
                                                                                        securities loaned within the normal
                                                                                        settlement period

ILLIQUID HOLDINGS

- The Fund could have difficulty valuing   - These holdings may offer more            - The Fund may invest more than 15% of net
  these holdings precisely                   attractive yields or potential growth      assets in illiquid holdings
                                             than comparable widely traded
- The Fund could be unable to sell these     securities                               - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                 redemptions, the Fund may hold
                                                                                        investment-grade short-term instruments
                                                                                        (including repurchase agreements and
                                                                                        reverse repurchase agreements) and, for
                                                                                        temporary or extraordinary purposes, may
                                                                                        borrow from banks up to 33 1/3% of the
                                                                                        value of its total assets or draw on a
                                                                                        line of credit

SHORT-TERM TRADING

- Increased trading would raise the        - The Fund could realize gains in a        - The Fund may use short-term trading to
  Fund's transaction costs                   short period of time                       take advantage of attractive or
                                                                                        unexpected opportunities or to meet
- Increased short-term capital gains       - The Fund could protect against losses      demands generated by shareholder activity
  distributions would raise                  if a bond is overvalued and its value
  shareholders' income tax liability         later falls

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

            The Fund's Investment Company Act File No. is 811-07342.

           (C) J.P. Morgan Chase & Co. All Rights Reserved. March 2003

                                                                     PR-BF-303

                            J.P. MORGAN INCOME FUNDS


                      STATEMENT OF ADDITIONAL INFORMATION
                               NOVEMBER 22, 2002


                           AS REVISED MARCH 31, 2003


                           J.P. MORGAN FUNDS ("JPMF")
   JPMorgan Fleming Emerging Markets Debt Fund ("Emerging Markets Debt Fund")

                   J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                        JPMorgan Bond Fund ("Bond Fund")
     JPMorgan Global Strategic Income Fund ("Global Strategic Income Fund")
             JPMorgan Short Term Bond Fund ("Short Term Bond Fund")

                       J.P. MORGAN SERIES TRUST ("JPMST")
             JPMorgan Enhanced Income Fund ("Enhanced Income Fund")

                           MUTUAL FUND GROUP ("MFG")
          JPMorgan Short Term Bond Fund II ("Short Term Bond Fund II")
            JPMorgan Strategic Income Fund ("Strategic Income Fund")
        JPMorgan U.S. Treasury Income Fund ("U.S. Treasury Income Fund")


                       MUTUAL FUND SELECT GROUP ("MFSG")
                     JPMorgan Bond Fund II ("Bond Fund II")


                      522 Fifth Avenue, New York, NY 10036


    This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses (each a "Prospectus") dated November 22, 2002 for Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, Enhanced Income Fund, Short Term Bond Fund II, Strategic Income Fund, U.S. Treasury Income Fund and Bond Fund II (each a "Fund," collectively the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds listed above dated August 31, 2002. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor") at 522 Fifth Avenue, New York, NY 10036.


    For more information about the Funds or the financial statements, simply write or call for:


SELECT CLASS, ULTRA, CLASS A,                       INSTITUTIONAL CLASS SHARES
CLASS B OR CLASS C SHARES

JPMorgan Funds Service Center                       JPMorgan Institutional Funds Service Center
P.O. Box 219392                                     500 Stanton Christiana Road
Kansas City, MO 64121-9392                          Newark, DE 19713

1-800-348-4782                                      1-800-766-7722



                                                                     SAI-INC-303

TABLE OF CONTENTS
-------------------------------------------------------

General...........................................    1
Investment Strategies and Policies................    2
Investment Restrictions...........................   25
Trustees..........................................   29
Officers..........................................   35
Codes of Ethics...................................   36
Investment Advisers...............................   36
Administrator and Sub-Administrator...............   39
Distributor.......................................   41
Distribution Plan.................................   41
Custodian.........................................   44
Transfer Agent....................................   44
Shareholder Servicing.............................   44
Financial Professionals...........................   47
Independent Accountants...........................   47
Purchases, Redemptions and Exchanges..............   47
Dividends and Distributions.......................   53
Net Asset Value...................................   53
Performance Information...........................   54
Fund Transactions.................................   61
Massachusetts Trust...............................   63
Description of Shares.............................   64
Distributions and Tax Matters.....................   65
Additional Information............................   70
Financial Statements..............................   80
Appendix A--Description of Security Ratings.......  A-1

                                    GENERAL

    This Statement of Additional Information (the "SAI") relates to the JPMorgan Funds listed below. The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:


                                                    Select, Institutional, Class A, Class B, Class C
Bond Fund:                                          and Ultra
                                                    Select, Institutional, Class A, Class B and
Global Strategic Income Fund:                       Class C
Short Term Bond Fund:                               Select, Institutional, Class A and Class B
                                                    Select, Institutional, Class A, Class B and
Emerging Markets Debt Fund:                         Class C
                                                    Select, Institutional, Class A, Class B and
Enhanced Income Fund:                               Class C
                                                    Select, Institutional, Class A, Class B and
Bond Fund II:                                       Class C
                                                    Select, Institutional, Class M, Class A, Class B
Short Term Bond Fund II:                            and Class C
                                                    Select, Institutional, Class M, Class A, Class B
Strategic Income Fund:                              and Class C
                                                    Select, Institutional, Class A, Class B and
U.S. Treasury Income Fund:                          Class C


    Currently, each Fund offers the following classes of Shares:


                                                    Select, Institutional, Class A, Class B, Class C
Bond Fund:                                          and Ultra
Global Strategic Income Fund:                       Select, Institutional, Class A and Class B
Short Term Bond Fund:                               Select, Institutional and Class A
Emerging Markets Debt Fund:                         Select
Enhanced Income Fund:                               Institutional
Bond Fund II:                                       Select, Class A and Class B
Short Term Bond Fund II:                            Select, Class M and Class A
Strategic Income Fund:                              Class M, Class A, Class B and Class C
U.S. Treasury Income Fund:                          Select, Class A and Class B


    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:


FUND                                                                   FORMER NAME
----                                                --------------------------------------------------
JPMorgan Short-Term Bond Fund II                    Chase Vista Short-Term Bond Fund
JPMorgan Strategic Income Fund                      Chase Vista Strategic Income Fund
JPMorgan U.S. Treasury Income Fund                  Chase Vista U.S. Treasury Income Fund
JPMorgan Bond Fund II                               Chase Vista Select Bond Fund


    The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

    This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs.

    This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    The Bond, Global Strategic Income and Short Term Bond Funds are a series of JPMIF, an open-end management investment company, formed on November 4, 1992, as a Massachusetts business trust. The Emerging Markets Debt Fund is a series of JPMF, an open-end management investment company, formed on November 4, 1992 as a Massachusetts business trust. These Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM").

    Prior to September 10, 2001, the Bond, Global Strategic Income, Short Term Bond and Emerging Markets Debt Funds sought to achieve their investment objectives by investing all of their investable assets in separate master funds (each a "Portfolio"), a corresponding open-end management investment company having the same investment objective as each Fund. The Funds invested in the Portfolios through a two-tier master-feeder investment fund structure. The Funds no longer operate under a "master-feeder" structure and instead invest directly in portfolio securities.

    The Enhanced Income Fund is a series of JPMST, an open-end management investment company, formed on August 15, 1996, as a Massachusetts business trust. This Fund is also advised by JPMIM.


    The Bond Fund II is a series of MFSG, an open-end management investment company, formed on October 1, 1996 as a Massachusetts business trust. The Short Term Bond Fund II, Strategic Income and U.S. Treasury Income Funds are a series of MFG (and together with JPMIF, JPMF, JPMST and MFSG, the "Trusts" and each a "Trust"), an open-end management investment company, formed on May 11, 1987 as a Massachusetts business trust. These Funds are advised by J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)" together with JPMIM, the "Advisers" and each an "Adviser").


    In addition to these Funds, the Trusts consist of other series representing separate investment funds.

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Advisers or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                            FIXED INCOME INVESTMENTS

    Each Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers to the extent consistent with its investment objective and policies. The corporate securities in which the Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables, which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities, which do not pay interest, is more volatile than that of interest bearing debt securities with the same maturity.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    Each Fund, except U.S. Treasury Income Fund, may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    Each Fund, except U.S. Treasury Income Fund, may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool but not the security itself may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations.

    Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    Each Fund except U.S. Treasury Income Fund may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. In addition, stripped mortgage-backed securities may be illiquid.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs").

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Advisers may determine that SMBS, which are U.S. Government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed
33 1/3% of the Funds' total assets.

    MORTGAGES (DIRECTLY HELD). Each Fund, except U.S. Treasury Income Fund, may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

    The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such a Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Advisers. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.


    STRUCTURED PRODUCTS. Bond Fund II, Global Strategic Income Fund, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.


    The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Each Fund, except the U.S. Treasury Income Fund, may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

    Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

    Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

    U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to:
(i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II and the U.S. Treasury Income Fund, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See also "Foreign Investments--Sovereign Fixed Income Securities."

    SUPRANATIONAL OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II and the U.S. Treasury Income Fund may invest in debt securities issued by supranational obligations. See also "Foreign Investments--Obligations of Supranational Entities."

    BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Advisers to meet comparable credit standing criteria.

    The Funds will not invest in obligations for which the Advisers, or any of their affiliated persons, is the ultimate obligor or accepting bank.

    COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Advisers' credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short; from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                             TAX EXEMPT OBLIGATIONS

    The Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

    MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

    Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

    MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

    Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

    Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

    Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

    Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

    Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

    PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the Net Asset Value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

    PUTS. The Bond Fund, the Global Strategic Income Fund, the Short Term Bond Fund and the Enhanced Income Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with a Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

    Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

    The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Funds were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Funds, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

    Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by its Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policies to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which in the judgment of the Adviser become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

    Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Funds.

                              FOREIGN INVESTMENTS

    Each Fund with the exception of U.S. Treasury Income Fund may invest in securities of foreign issuers subject to the following limitations: for purposes of such Funds' investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country. Emerging Market Debt Fund and Global Strategic Income Fund make substantial investments in foreign securities. Neither the Bond Fund, the Short Term Bond Fund nor the Enhanced Income Fund expects to invest more than 25% of their respective total assets, at the time of purchase, in securities of foreign issuers. Investments made in any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

    Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

    Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Since any investments made in foreign securities by Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Fund or Enhanced Income Fund may involve foreign currencies, the value of such Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. These Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage a Fund's currency exposure. Short Term Bond Fund and Bond Fund may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Typically, Short Term Bond Fund and Bond Fund hedge it's non-dollar investments back to the U.S. dollars. See "Foreign Currency Exchange Transactions" below.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds with exposure to foreign currencies may from time to time enter into foreign currency exchange transactions. A Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by a Fund that can invest in foreign securities, to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if its Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

    SOVEREIGN FIXED INCOME SECURITIES. Each Fund, with the exception of Short Term Bond Fund II and U.S. Treasury Income Fund, may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and such a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and such a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

    BRADY BONDS. Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

    OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Fund with the exception of Short Term Bond Fund II and U.S. Treasury Income Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                         INVESTING IN EMERGING MARKETS


    Global Strategic Income Fund, Emerging Markets Debt Fund, Enhanced Income Fund, Bond Fund II, Short Term Bond Fund II, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in the securities of emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

    The Funds which may make emerging market investments may also make such investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's NAV.

    RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

                             ADDITIONAL INVESTMENTS

    CONVERTIBLE SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Emerging Markets Debt and Strategic Income Funds may invest in convertible securities of domestic and, subject to a Fund's investment restrictions, foreign issuers. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Enhanced Income, and Emerging Markets Debt Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made,
(i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted the Funds an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) each Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Funds' total assets.

    LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash, cash equivalents, U.S. government securities or by an irrevocable letter of credit in favor of the Fund. Such collateral will be maintained at all times in an amount equal to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any Officer, Trustee, employee or other affiliate of the Funds, the Advisers or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Funds' total assets. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisers and approved by the Trustees. The Trustees will monitor the Advisers' implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each Fund with the exception of Emerging Markets Debt and U.S. Treasury Income Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    Although Emerging Markets Debt and U.S. Treasury Income Funds are not limited by the diversification requirements of the 1940 Act, all Funds including Emerging Market Debt and U.S. Treasury Income Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters".

    SHORT TERM BOND AND BOND FUNDS. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, a Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.

    Short Term Bond and Bond Funds invest in a diversified portfolio of securities that are considered "high grade," "investment grade" and "below investment grade" as described in "Appendix A." In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by a Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

    EMERGING MARKET DEBT AND GLOBAL STRATEGIC INCOME FUNDS. The higher total return sought by the Emerging Market Debt and Global Strategic Income Funds are generally obtainable from high-yield, high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's. The Emerging Market Debt Fund may invest in securuites that are speculative to a high degree and in default. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. Lower rated securities are generally referred to as junk bonds. See the "Appendix" for a description of the characteristics of the various ratings categories. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Emerging Market Debt and Global Strategic Income Funds may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Funds may invest.

    Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income, including the possibility of default or bankruptcy of the issuer of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

    Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Fund's NAV.

    Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of Global Strategic Income and Emerging Market Equity Funds' investments in high yield securities and to value accurately these assets. The reduced availability of reliable, objective data may increase Emerging Market Equity and Global Strategic Income Funds' reliance on management's judgment in valuing high-yield bonds. In addition, Emerging Market Equity and Global Strategic Income Funds' investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

    BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by each Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

    Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's NAV. See Appendix A for more detailed information on these ratings.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS


    The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Short Term Bond Fund II, Strategic Income Fund and Bond Fund II may also use futues and options to enhance portfolio performance. Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund's Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.


                                    OPTIONS

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index. For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Provided that the Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                               FUTURES CONTRACTS

    The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

    OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject a Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which each Fund can invest in such derivatives. The Funds may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

    SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Advisers will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisers. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisers and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

    RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

    MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

    LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

    CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

    CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

    LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-thecounter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

    The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                                                                              FISCAL PERIOD FROM
                                     FISCAL YEAR ENDED  FISCAL YEAR ENDED      NOVEMBER 1, 2001
                                     OCTOBER 31, 2000   OCTOBER 31, 2001   THROUGH AUGUST 31, 2002*
                                     -----------------  -----------------  ------------------------
Bond Fund@                                      531%               423%                    572%


                                                                              FISCAL PERIOD FROM
                                     FISCAL YEAR ENDED  FISCAL YEAR ENDED      NOVEMBER 1, 2001
                                     OCTOBER 31, 2000   OCTOBER 31, 2001   THROUGH AUGUST 31, 2002*
                                     -----------------  -----------------  ------------------------
Global Strategic Income Fund@                   266%               107%                    178%
Short Term Bond Fund@                           271%               160%                    215%
Bond Fund II                                    157%               319%                    496%
Short Term Bond Fund II                         139%               315%                    192%
Strategic Income Fund                           113%               174%                    176%
U.S. Treasury Income Fund                        29%               134%                    228%


                                                                              FISCAL PERIOD FROM
                                     FISCAL YEAR ENDED  FISCAL YEAR ENDED       AUGUST 1, 2002
                                       JULY 31, 2001      JULY 31, 2002    THROUGH AUGUST 31, 2002*
                                     -----------------  -----------------  ------------------------
Fleming Emerging Markets Debt Fund@             141%               110%                     12%

  @ The percentages reflect the Fund's corresponding Portfolio through September 9, 2001 and the Funds thereafter.
  *  The Funds changed their fiscal year-end from 10/31 to 8/31.
 **  The Fund changed its fiscal year-end from 7/31 to 8/31.

The Enhanced Income Fund has been in existence for less than one full year.

                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trusts with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.


    Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental. Shareholders of the Bond Fund II, Short

Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund must be given at least 30 days' prior written notice of any change in the Funds' investment objectives.


    FUNDAMENTAL INVESTMENT RESTRICTIONS.

    (1) The Enhanced Income, Bond, Global Strategic Income and Short Term Bond Funds may not make any investment inconsistent with each Fund's classification as a diversified investment company under the Investment Company Act of 1940 (the "1940 Act");

    (2) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;


         (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;


    (3) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;


         (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not issue any senior security (as defined in the 1940 Act) that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order;
(ii) Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;


    (4) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not borrow money, except to the extent permitted by applicable law;


         (b) The Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not borrow money except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of the Fund's total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund, other than the Strategic Income Fund, may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of any of the total assets of the Bond Fund II, the Short Term Bond Fund II, or the U.S. Treasury Income Fund must be repaid before the Fund may make additional investments;


    (5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

    (6) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;


         (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;


    (7) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and


    (8) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities.


    (9) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund and the U.S. Treasury Income Fund may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law.


         (b) The Bond Fund II, the Short Term Bond Fund II and the Strategic Income Fund may not make loans, except that the Funds may:


            (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;

            (ii) enter into repurchase agreements with respect to portfolio securities; and

            (iii) lend portfolio securities with a value not in excess of 1/3 of the value of its total assets.


    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.


    For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry". Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry". Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;
        (ii) May not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;
        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and
        (iv)   May not purchase or sell interests in oil, gas or mineral leases;

        (v) The Bond Fund II, the Short Term Bond Fund II and the Strategic Income Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), and the U.S. Treasury Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.


        (vi) The Bond Fund II, the Short Term Bond Fund II, the Strategic Income Fund and the U.S. Treasury Income Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.


        (vii) Except as specified above, the Bond Fund II, the Short Term Bond Fund II, the Strategic Income Fund and the U.S. Treasury Income Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.


    For the purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


    In order to permit the sale of its shares in certain states, the Bond
Fund II may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the Bond Fund II determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Bond Fund II will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company; (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Bond Fund II or one or more of such persons owns beneficially more than 1/2 of the 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities taken together own beneficially more than 5% of such shares of securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

    In order to permit the sale of its shares in certain states and foreign countries, the Short Term Bond Fund II, the Strategic Income Fund and the U.S. Treasury Income Fund may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the Short Term Bond Fund II, the Strategic Income Fund or the U.S. Treasury Income Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Short Term Bond Fund II, the Strategic Income Fund and the U.S. Treasury Income Fund will not (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such fund to exceed 10% of the value of that Fund's total assets,
(ii) invest more than 10% of such Fund's total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 15% of such Fund's net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (v) grant privileges to purchase shares of such Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vi) sell, purchase or loan securities (excluding shares in such Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either
(a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Boards of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

    For purposes of fundamental investment restrictions regarding industry concentration, an Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with The Securities and Exchange Commission or other sources. In the absence of such classification or if an Adviser determine in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, an Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES


    The names of the Trustees of the Funds, together with information regarding their date of birth ("DOB"), positions with the Funds, principal occupations and other board memberships and affiliations, are shown below in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
NAME (DOB);                                                           FUND COMPLEX(1)
POSITIONS WITH                        PRINCIPAL OCCUPATIONS             OVERSEEN BY              OTHER DIRECTORSHIPS HELD
THE FUNDS, SINCE                       DURING PAST 5 YEARS                TRUSTEE                  OUTSIDE FUND COMPLEX
----------------               -----------------------------------    ---------------    ----------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong           Retired; Vice-President &                   75            None
(12/04/1941); Trustee of       Treasurer of Ingersoll-Rand Company
JPMF, JPMIF and JPMST since    (manufacturer or industrial
2001. Trustee of MFG since     equipment) (1972-2000)
1987. Trustee of MFSG since
1996.

Roland R. Eppley, Jr.          Retired                                     75            None
(04/01/1932); Trustee of
JPMF, JPMIF and JPMST since
2001. Trustee of MFG since
1989. Trustee of MFSG since
1996.

Ann Maynard Gray               Vice-President of Capital Cities/           75            Director of Duke Energy Corporation
(08/22/1945); Trustee of       ABC, Inc. (communications)                                (1997-Present) Director of Elan
JPMF, JPMIF, JPMST, MFG and    (1986-1998); President of                                 Corporation, Plc (2001-Present);
MFSG since 2001.               Diversified Publishing Group                              Director of The Phoenix Companies
                               (1991-1997)                                               (wealth management services)
                                                                                         (2002-Present)

Matthew Healey (08/23/1937);   Retired; Chief Executive Officer of         75            None
Trustee of JPMF since 1982.    certain J.P. Morgan Fund trusts
Trustee of JPMIF since 1992.   (1982-2001)
Trustee of JPMST since 1996.
Trustee of MFG and MFSG since
2001. President of the Board
of Trustees since 2001.

Fergus Reid, III               Chairman of Lumelite Corporation            75            Trustee of 16 Morgan Stanley Funds
(08/12/1932); Trustee of       (plastics manufacturing)                                  (1995-Present)
JPMF, JPMIF and JPMST since    (2003-present); Chairman & Chief
2001. Trustee of MFG since     Executive Officer of Lumelite
1987. Trustee of MFSG since    Corporation (1985-2002)
1996. Chairman of the Board
of Trustees since 2001.

James J. Schonbachler          Retired; Managing Director of               75            None
(01/26/1943); Trustee of       Bankers Trust Company (financial
JPMF, JPMIF, JPMST, MFG and    services) (1968-1998); Group Head
MFSG since 2001.               and Director of Bankers Trust,
                               A.G., Zurich and BT Brokerage Corp.
                               (financial services) (1995-1997)

Robert J. Higgins              Director of Administration of the           75            Director of Providian Financial Corp.
(10/09/1945); Trustee of       State of Rhode Island                                     (banking) (2002-Present)
JPMF, JPMIF, JPMST, MFG and    (2003-Present); President -
MFSG since 2002.               Consumer Banking and Investment
                               Services Fleet Boston Financial
                               (1971-2002)

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
NAME (DOB);                                                           FUND COMPLEX(1)
POSITIONS WITH                        PRINCIPAL OCCUPATIONS             OVERSEEN BY              OTHER DIRECTORSHIPS HELD
THE FUNDS, SINCE                       DURING PAST 5 YEARS                TRUSTEE                  OUTSIDE FUND COMPLEX
----------------               -----------------------------------    ---------------    ----------------------------------------
INTERESTED TRUSTEE

Leonard M. Spalding, Jr.*      Retired; Chief Executive Officer of         75            None
(07/20/1935); Trustee of       Chase Mutual Funds (investment
JPMF, JPMIF and JPMST since    company) (1989-1998); President &
2001. Trustee of MFG and MFSG  Chief Executive Officer of Vista
since 1998.                    Capital Management (investment
                               management) (1990-1998); Chief
                               Investment Executive of Chase
                               Manhattan Private Bank (investment
                               management) (1990-1998)



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies.
  * Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.




   The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Higgins. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met three times during the fiscal year ended August 31, 2002. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee met once during the fiscal year ended August 31, 2002. The members of the Investment Committee are
Messrs. Spalding (Chairman) and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year ended August 31, 2002. The members of the Governance Committee are Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met once during the fiscal year ended August 31, 2002.



    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2002 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):


                                                   OWNERSHIP OF EMERGING                          OWNERSHIP OF
NAME OF TRUSTEE                                      MARKETS DEBT FUND                             BOND FUND
---------------                           ----------------------------------------  ----------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                                        None                                      None
Roland R. Eppley, Jr.                                       None                                      None
Ann Maynard Gray                                            None                                      None
Matthew Healey                                              None                                      None
Fergus Reid, III                                            None                                      None
James J. Schonbachler                                       None                                      None
Robert J. Higgins                                           None                                      None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                    None                                      None

                                                    OWNERSHIP OF GLOBAL                        OWNERSHIP OF SHORT
NAME OF TRUSTEE                                    STRATEGIC INCOME FUND                         TERM BOND FUND
---------------                           ----------------------------------------  ----------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                                        None                                      None
Roland R. Eppley, Jr.                                       None                                      None
Ann Maynard Gray                                            None                                      None
Matthew Healey                                         Over $100,000                                  None
Fergus Reid, III                                            None                                      None
James J. Schonbachler                                 $10,001-$50,000                                 None
Robert J. Higgins                                           None                                      None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                    None                                      None


                                                   OWNERSHIP OF ENHANCED                       OWNERSHIP OF SHORT
NAME OF TRUSTEE                                         INCOME FUND                            TERM BOND FUND II
---------------                           ----------------------------------------  ----------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                                        None                                      None
Roland R. Eppley, Jr.                                       None                                      None
Ann Maynard Gray                                            None                                      None
Matthew Healey                                              None                                      None
Fergus Reid, III                                            None                                      None
James J. Schonbachler                                       None                                      None
Robert J. Higgins                                           None                                      None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                    None                                      None

                                                   OWNERSHIP OF STRATEGIC                      OWNERSHIP OF U.S.
NAME OF TRUSTEE                                         INCOME FUND                           TREASURY INCOME FUND
---------------                           ----------------------------------------  ----------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                                        None                                      None
Roland R. Eppley, Jr.                                       None                                      None
Ann Maynard Gray                                            None                                      None
Matthew Healey                                              None                                      None
Fergus Reid, III                                            None                                      None
James J. Schonbachler                                       None                                      None
Robert J. Higgins                                           None                                      None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                    None                                      None

                                                     OWNERSHIP OF BOND                            OWNERSHIP OF
NAME OF TRUSTEE                                           FUND II                            INTERMEDIATE BOND FUND
---------------                           ----------------------------------------  ----------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                                        None                                      None
Roland R. Eppley, Jr.                                       None                                      None
Ann Maynard Gray                                            None                                      None
Matthew Healey                                              None                                      None
Fergus Reid, III                                            None                                      None
James J. Schonbachler                                       None                                      None
Robert J. Higgins                                           None                                      None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                    None                                      None

                                                                  AGGREGATE OWNERSHIP OF
                                                                      ALL REGISTERED
                                                                   INVESTMENT COMPANIES
                                                                  OVERSEEN BY TRUSTEE IN
                                                                   FAMILY OF INVESTMENT
NAME OF TRUSTEES                                                        COMPANIES
----------------                                    --------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                                                  Over $100,000
Roland R. Eppley, Jr.                                                 Over $100,000
Ann Maynard Gray                                                     $10,001-$50,000
Matthew Healey                                                        Over $100,000
Fergus Reid, III                                                      Over $100,000
James J. Schonbachler                                                $50,001-$100,000
Robert J. Higgins                                                           $0
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                              Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies.

   As of February 28, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.


    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.


    Trustee compensation expenses paid by each of the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2002 are set forth below:



                              TRUSTEE COMPENSATION


                                            ENHANCED      FLEMING         GLOBAL
                            BOND    BOND     INCOME   EMERGING MARKETS   STRATEGIC
                            FUND   FUND II    FUND       DEBT FUND      INCOME FUND
                           ------  -------  --------  ----------------  -----------
INDEPENDENT TRUSTEES
William J. Armstrong       $1,810  $  758     $231          $42            $151
Roland R. Eppley, Jr.       1,810     758      231           42             151
Ann Maynard Gray            1,810     758      231           42             151
Matthew Healey              2,413   1,010      308           56             202
Fergus Reid, III            3,771   1,578      480           88             315
James J. Schonbachler       1,810     758      231           42             151
Robert J. Higgins           1,074     459      178           27              93
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.    1,810     758      231           42             151

                           INTERMEDIATE  SHORT TERM   SHORT TERM    STRATEGIC   U.S. TREASURY
                            BOND FUND    BOND FUND   BOND FUND II  INCOME FUND   INCOME FUND
                           ------------  ----------  ------------  -----------  -------------
INDEPENDENT TRUSTEES
William J. Armstrong          $  577       $  777       $1,286         $23          $148
Roland R. Eppley, Jr.            577          777        1,286          23           148
Ann Maynard Gray                 577          777        1,286          23           148
Matthew Healey                   769        1,036        1,714          31           197
Fergus Reid, III               1,202        1,619        2,679          48           308
James J. Schonbachler            577          777        1,286          23           148
Robert J. Higgins                364          502          849          14            92
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.         577          777        1,286          23           148

                                                    AGGREGATE TRUSTEE COMPENSATION
TRUSTEES                                              PAID FROM THE FUND COMPLEX
--------                                            ------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong, Trustee                                  $120,000
Roland R. Eppley, Jr., Trustee                                 $120,000
Ann Maynard Gray, Trustee                                      $120,000
Fergus Reid, III, Trustee and                                  $250,000
Chairman of the Board of Trustees
Matthew Healey, Trustee and                                    $160,000
President of the Board of Trustees
James J. Schonbachler, Trustee                                 $120,000
Robert J. Higgins, Trustee                                     $ 70,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr., Trustee                              $120,000



   The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each Eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.


    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

    The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees.


    The names of the officers of the Funds, together with their DOB, information regarding their positions held with the Funds, principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



NAME (DOB);
POSITIONS HELD WITH                                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                                  DURING PAST 5 YEARS
-----------------                                   --------------------------------------------------
George Gatch (12/21/1962); President (2001)         Managing Director, J.P. Morgan Investment
                                                    Management Inc. and J.P. Morgan Fleming Asset
                                                    Management (USA) Inc.; Head of J.P. Morgan
                                                    Fleming's U.S. Mutual Funds and Financial
                                                    Intermediaries Business ("FFI"); he has held
                                                    numerous positions throughout the firm in business
                                                    management, marketing and sales.

David Wezdenko (10/02/1963); Treasurer (2001)       Managing Director, J.P. Morgan Investment
                                                    Management Inc. and J.P. Morgan Fleming Asset
                                                    Management (USA) Inc.; Chief Operating Officer for
                                                    FFI; since joining J.P. Morgan Chase in 1996, he
                                                    has held numerous financial and operation related
                                                    positions supporting the J.P. Morgan pooling funds
                                                    business.

Sharon Weinberg (06/15/1959); Secretary (2001)      Managing Director, J.P. Morgan Investment
                                                    Management Inc. and J.P. Morgan Fleming Asset
                                                    Management (USA) Inc.; Head of Business and
                                                    Product Strategy for FFI; since joining J.P.
                                                    Morgan Chase in 1996, she has held numerous
                                                    positions throughout the asset management business
                                                    in mutual funds marketing, legal and product
                                                    development.

Michael Moran (07/14/1969); Vice President and      Vice President, J.P. Morgan Investment Management
Assistant Treasurer (2001)                          Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Controller of FFI.

Stephen Ungerman (06/02/1953); Vice President And   Vice President, J.P. Morgan Investment Management
Assistant Treasurer (2001)                          Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Head of the Fund Service Group within
                                                    Fund Administration; prior to joining J.P. Morgan
                                                    Chase in 2000, he held a number of senior
                                                    management positions in Prudential Insurance Co.
                                                    of America's asset management business, including
                                                    Assistant General Counsel, Tax Director and Co-
                                                    head of Fund Administration Department;
                                                    Mr. Ungerman was also the Assistant Treasurer of
                                                    all mutual funds managed by Prudential.

Judy R. Bartlett (05/29/1965); Vice President And   Vice President and Assistant General Counsel, J.P.
Assistant Secretary (2001)                          Morgan Investment Management Inc. and J.P. Morgan
                                                    Fleming Asset Management (USA) Inc., since
                                                    September 2000; from August 1998 through August
                                                    2000, she was an attorney at New York Life
                                                    Insurance Company where she served as Assistant
                                                    Secretary for the Mainstay Funds; from October
                                                    1995 through July 1998, Ms. Bartlett was an
                                                    associate at the law firm of Willkie Farr &
                                                    Gallagher.

Joseph J. Bertini (11/04/1965); Vice President and  Vice President and Assistant General Counsel, J.P.
Assistant Secretary (2001)                          Morgan Investment Management Inc. and J.P. Morgan
                                                    Fleming Asset Management (USA) Inc.

Thomas J. Smith (06/24/1955); Vice President and    Vice President, Head of Compliance for J.P. Morgan
Assistant Secretary (2002)                          Chase & Co.'s asset management business in the
                                                    Americas. An employee since 1996, he previously
                                                    worked in the Investment Management - Risk
                                                    Management/Compliance group for the Chase
                                                    Manhattan Corporation.

Paul M. Derusso (12/03/1954); Assistant Treasurer   Vice President, J.P. Morgan Investment Management
(2001)                                              Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Manager of the Budgeting and Expense
                                                    Group of Funds Administration Group.

NAME (DOB);
POSITIONS HELD WITH                                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                                  DURING PAST 5 YEARS
-----------------                                   --------------------------------------------------
Lai Ming Fung (09/08/1974); Assistant Treasurer     Associate, J.P. Morgan Investment Management Inc.
(2001)                                              and J.P. Morgan Fleming Asset Management (USA)
                                                    Inc.; Budgeting Analyst for the Budgeting and
                                                    Expense Group of Funds Administration Group. From
                                                    October 1996 to March 1999, she was Section Head
                                                    in the Fund Account Group at Morgan Stanley Dean
                                                    Witter.

Mary Squires (01/08/1955); Assistant Treasurer      Vice President, J.P. Morgan Investment Management
(2001)                                              Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Ms. Squires has held numerous
                                                    financial and operations positions supporting the
                                                    J.P. Morgan Chase organization complex.

Nimish S. Bhatt (06/06/1963); Assistant Treasurer   Senior Vice President of Fund Administration and
(2001)*                                             Financial Services of BISYS Investment
                                                    Services, Inc. since November 2000; various
                                                    positions held within BISYS since 1996, including
                                                    Senior Vice President of Tax, Quality Assurance
                                                    and Alternative Investments.

Arthur A. Jensen (09/28/1966); Assistant Treasurer  Vice President of Financial Services of BISYS
(2001)*                                             Investment Services, Inc., since June 2001;
                                                    formerly Section Manager at Northern Trust Company
                                                    and Accounting Supervisor at Allstate Insurance
                                                    Company.

Martin R. Dean (11/27/1963); Assistant Treasurer    Vice President of Compliance of BISYS Fund
(2001)*                                             Services, Inc.

Alaina Metz (04/07/1967); Assistant Secretary       Vice President of BISYS Fund Services, Inc.; Chief
(2001)*                                             Administrative Officer Supervisor of the Blue Sky
                                                    Compliance for BISYS Fund Services, Inc.

Lisa Hurley (05/29/1955); Assistant Secretary       Executive Vice President and General Counsel of
(2001)**                                            BISYS Fund Services, Inc.; formerly Counsel to
                                                    Moore Capital Management and General Counsel to
                                                    Global Asset Management and Northstar Investments
                                                    Management.



  *  The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
 **  The contact address for the officer is 90 Park Avenue, New York, NY 10016.




As of February 28, 2003, the officers and Trustees, as a group, owned less than 1% of the shares of each Fund.


                                CODES OF ETHICS

    The Funds, the Advisers and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                              INVESTMENT ADVISERS

    Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMFAM (USA) or JPMIM, as applicable, serve as investment advisers, as discussed in the "General" section.

    Subject to the supervision of the Funds' Trustees, the Advisers make the Funds' day-to-day investment decisions, arrange for the execution of Fund transactions and generally manage the Funds' investments. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a subsidiary of J.P. Morgan Chase & Co ("J.P. Morgan Chase"). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase. JPMIM and JPMFAM (USA) are registered investment advisers under the Investment Advisers Act of 1940, as amended. JPMFAM (USA) and JPMIM act as investment advisers to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMFAM (USA) and JPMIM are located at 522 Fifth Avenue, New York, New York 10036.

    Certain of the assets of employee benefit accounts under the Advisers' management are invested in commingled pension trust funds for which of JPMorgan Chase Bank serves as trustee.

    Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting and administrative services to the Trusts and the Funds and shareholder services for the Trusts. See "Administrator" and "Shareholder Servicing" sections.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

    The investment advisory services the Advisers provide to the Funds are not exclusive under the terms of the Advisory Agreements. The Advisers are free to and do render similar investment advisory services to others. The Advisers serve as investment advisers to personal investors and other investment companies and act as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisers serve as trustee. The accounts which are managed or advised by the Advisers have varying investment objectives and the Advisers invest assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Advisers who may also be acting in similar capacities for the Funds. See "Fund Transactions" section.

    The Funds are managed by employees of the Advisers who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisers or with any of their affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Funds.

    Prior to February 28, 2001, The Chase Manhattan Bank ("Chase"), a predecessor of JPMorgan Chase Bank, was the investment adviser to the Funds of MFG and MFSG, Chase Fleming Asset Management (USA) Inc. served as sub-adviser to the Funds, and State Street Research & Management Company also served as sub-adviser to the Strategic Income Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisers under the Advisory Agreements, the Trusts, on behalf of the Funds, have agreed to pay the Advisers a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets.

    The table below sets forth the investment advisory fees paid or accrued by the following Funds to JPMFAM (USA) or Chase, (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):


                                                                                                FISCAL PERIOD FROM
                             FISCAL YEAR ENDED      FISCAL YEAR ENDED     FISCAL YEAR ENDED          11/1/01
                                  10/31/99               10/31/00              10/31/01          THROUGH 8/31/02*
                           ----------------------  --------------------  --------------------  --------------------
FUND                       PAID/ACCRUED   WAIVED   PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
----                       ------------  --------  ------------  ------  ------------  ------  ------------  ------
Bond Fund II                 1,820        (1,820)      1,777       (56)      2,013        --       1,781        --
Short Term Bond Fund II        132          (132)        125      (125)        776       (86)      2,284        --
Strategic Income Fund           30(a)        (30)(a)       125    (125)        130      (130)         91       (91)
U.S. Treasury Income Fund      262          (158)        224      (112)        305      (212)        336      (163)


(a) Advisory fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.
  *  The Funds changed their fiscal year-end from 10/31 to 8/31.

   The table below sets forth the amounts paid or accrued to JPMIM, (for the portfolios corresponding to the Funds through 9/9/01 and the Funds from 9/10/01/ through 10/31/01) and the amounts waived in parentheses for the fiscal periods indicated (amounts in thousands):

                                                                                    FISCAL PERIOD FROM 11/1/01
                                                                                         THROUGH 8/31/02*
                           FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED  ---------------------------
FUND                           10/31/99           10/31/00           10/31/01*         PAID      ACCRUED/WAIVED
----                       -----------------  -----------------  -----------------  -----------  --------------
Bond Fund                        4,515              4,648              4,413           4,315            --
Global Strategic Income
  Fund                           1,073                758                652             538          (264)
Short Term Bond Fund               808              1,019              1,126           1,474           (68)

                                                                                                FISCAL PERIOD FROM
                           FISCAL YEAR ENDED  FISCAL YEAR ENDED      FISCAL YEAR ENDED                8/1/02
                                7/31/00            7/31/01                7/31/02               THROUGH 8/31/02^**
                           -----------------  -----------------  -------------------------  --------------------------
                                                                   PAID     ACCRUED/WAIVED     PAID     ACCRUED/WAIVED
                                                                 ---------  --------------  ----------  --------------
Emerging Markets Debt
  Fund                            166,951            164,264        229             (79)          22             (2)

  ^ The fees were paid by the U.S. Fixed Income Portfolio, the Global Strategic Income Portfolio, the Short Term Bond Portfolio and the Emerging Markets Debt Portfolio, respectively, prior to the despoking of the Master Feeder structure on 9/9/01.
  *  The Funds changed their fiscal year-end from 10/31 to 8/31.
 **  The Fund changed its fiscal year-end from 7/31 to 8/31.

   The Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreements. See the "Distributor" section. The Advisory Agreements will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, has approved the respective Advisory Agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that each Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by each Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. Each Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from each Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of each Adviser and the Funds.

    In approving each Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by each Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of each Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to each Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to each Adviser and its affiliates as a result of the fact that affiliates of the Advisers act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by each Adviser regarding the profitability to each Adviser of its relationship with the Funds. Profitability information is not audited and represents each Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by each Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Advisers) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of each Adviser with regard to management of the Funds, including the commitment of each Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of each Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                      ADMINISTRATOR AND SUB-ADMINISTRATOR

    Pursuant to the Administration Agreements, effective September 10, 2001, between the Trusts, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts of all documents required to be filed for compliance by the Trusts with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

    JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

    Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreements are terminable without penalty by the Trusts on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trusts, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreements.

    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P for its services as each Fund's sub-administrator.

    Prior to September 10, 2001, pursuant to an Administration Agreement with MFG on behalf of its Funds and pursuant to an Administration Agreement with MFSG on behalf of its Funds, dated August 31,1996, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under these administration agreements, the administrator received 0.10% of the average daily net assets of such Funds.

    Prior to September 10, 2001 and pursuant to an administration agreement effective July 1, 2001 with JPMF, JPMIF and JPMST, on behalf of their Funds, a predecessor to JPMorgan Chase Bank served as such Funds' administrator. For its services under this agreement, the administrator received from each Fund and Portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average net assets plus 0.04% of average net assets over $7 billion.

    Prior to July 1, 2001 and pursuant to Co-Administration Agreements with JPMF, JPMIF and JPMST, on behalf of their Funds, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as Co-Administrator for the Funds and their corresponding Portfolios. For its services under the Co-Administration Agreements, these Funds and their corresponding Portfolios agreed to pay FDI fees equal to their allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio was based on the ratio of its net assets to the aggregate net assets of its Trust and certain other investment companies subject to similar agreements with FDI.

    Prior to July 1, 2001 and pursuant to an Administrative Services Agreement with JPMF, JPMIF and JPMST on behalf of their Funds a predecessor to JPMorgan Chase Bank served as such Fund's administrative services agent. For its services under this agreement, the administrative services agent received from each Fund and Portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of its Trust and certain other Funds with similar arrangements.


    The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated.



                                                                                               FISCAL PERIOD FROM
                            FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED        11/1/01 THROUGH
                                 10/31/99              10/31/00              10/31/01               8/31/02*
                           --------------------  --------------------  --------------------  -----------------------
FUND                       PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED   WAIVED
----                       ------------  ------  ------------  ------  ------------  ------  ------------  ---------
Bond Fund                      $289         --       $239       $ --       $598      $(215)     $2,158      $(1,158)
U.S. Fixed Income
Portfolio                       409         --        388         --        351         --
Bond Fund II                    607       (607)       592        (19)       731        (49)        891         (121)
Enhanced Income Fund**           --         --         --         --         --         --         192         (192)
Global Strategic Income
Fund                             62         --         41         --         65        (21)        179          (87)
Global Strategic Income          64         --         42         --         35         --
Portfolio
Short Term Bond Fund             78         --         94         --        244       (106)        884         (740)
Short Term Bond Portfolio        88         --        102         --        107         --                       --
Strategic Income Fund             6(a)      (6)(a)       25      (25)        28        (28)         27          (27)
Short Term Bond Fund II          53        (53)        50        (50)       374        (60)      1,371         (259)
U.S. Treasury Income Fund        82         --         75         --        113        (13)        168          (39)


  *  The Funds changed their fiscal year-end from 10/31 to 8/31.
 **  The Fund's inception date is 11/31/01.
(a) Administrative fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999

                                                                                              FISCAL PERIOD FROM
                            FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED       8/1/02 THROUGH
                                 7/31/00               7/31/01               7/31/02               8/31/02*
                           --------------------  --------------------  --------------------  --------------------
FUND                       PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
----                       ------------  ------  ------------  ------  ------------  ------  ------------  ------
Fleming Emerging Market        $293         --       $227       $ --       $50        $--        $ 5        $ --
Debt Fund
The Series Portfolio            222         --        127         --        --

  *  The Fund changed its fiscal year-end from 7/31 to 8/31.

   Prior to September 10, 2001 and pursuant to a Distribution and Sub-administration Agreement with MFG and MFSG, on behalf of their Funds, a predecessor to the Distributor served as such Funds' sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each Fund.


                             FISCAL YEAR ENDED     FISCAL YEAR ENDED      FISCAL PERIOD FROM
                                 10/31/99               10/31/00        11/1/00 THROUGH 9/9/01
                           ---------------------  --------------------  ----------------------
FUND                       PAID /ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED   WAIVED
----                       -------------  ------  ------------  ------  -------------  -------
Bond Fund II                   $303       $(271)      $296       $ (8)      $275        $(159)
Short Term Bond Fund II          26         (26)        25        (25)        92          (75)
Strategic Income Fund             3(a)       (3)a       12        (12)        11          (11)
U.S. Treasury Income Fund        44          --         37         --         39           --


(a) Administrative fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999

                                  DISTRIBUTOR

    The Distributor serves as the Trusts' exclusive distributor, holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trusts, to solicit and accept orders for the purchase of each of the Fund's Shares in accordance with the terms of the Distribution Agreement between the Trusts and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trusts, the Distributor receives no compensation in its capacity as the Trusts' distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

    The Distribution Agreement shall continue in effect with respect to a Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of a Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of a Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of a Trust, including a vote of a majority of the Trustees who are not "interested persons" of a Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

    Prior to April 11, 2001, Funds Distributors, Inc. ("FDI") serviced as the distributor of the Funds of JPMF, JPMIF and JPMST.

                               DISTRIBUTION PLAN

    Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Class A, B, C and M Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A Shares pay a Distribution Fee of 0.25%, Class B and Class C Shares pay a Distribution Fee of 0.75%, Strategic Income Fund Class M Shares pay a Distribution Fee of up to 0.50% and Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.


    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A shares, 0.25% annualized of the average NAV of the Class B shares or 0.75% annualized of the average NAV of the Class C shares maintained in a Fund by such broker-dealers' customers. For the Strategic Income Fund, such compensation to broker-dealers are in an amount not to excess 0.50% annualized of the average NAV of the Class M Shares maintained by such broker-dealers' customers. For the Short Term Bond Fund II, such trail or maintenance commissions are in an amount not to exceed 0.30% annualized of the average NAV of the Class M Shares maintained by such broker-dealers' customers up to $1 billion and 0.35% of the NAV excess of $1 billion. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.


    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    Expenses paid by the Distributor related to the distribution of Fund Shares under the Distribution Plan during the fiscal period 11/1/01 through 8/31/02:


Bond Fund
  Advertising and Sales Literature                  $  34,096
  B share financing charges                             3,314
  Compensation to dealers                               6,952
  Compensation to sales personnel                      17,817
  Equipment, supplies and other                         5,383
  Printing, production and mailing of prospectuses
    to other than shareholders                         15,269
Bond Fund II
  Advertising and Sales Literature                  $   2,478
  B share financing charges                            68,930
  Compensation to dealers                              14,264
  Compensation to sales personnel                       1,791
  Equipment, supplies and other                           631
  Printing, production and mailing of prospectuses
    to other than shareholders                          1,433
Global Strategic Income Fund
  Advertising and Sales Literature                  $       1
  B share financing charges                               604
  Compensation to dealers                                  13
  Compensation to sales personnel                           6
  Equipment, supplies and other                             3
  Printing, production and mailing of prospectuses
    to other than shareholders                              8
Short Term Bond Fund
  Advertising and Sales Literature                  $   1,717
  B share financing charges                                 0
  Compensation to dealers                               2,363
  Compensation to sales personnel                       1,357
  Equipment, supplies and other                           489
  Printing, production and mailing of prospectuses
    to other than shareholders                          1,416
Short Term Bond Fund II
  Advertising and Sales Literature                  $  40,147
  B share financing charges                                 0
  Compensation to dealers                           2,319,284
  Compensation to sales personnel                      65,146
  Equipment, supplies and other                        28,246
  Printing, production and mailing of prospectuses
    to other than shareholders                         72,878
Strategic Income Fund
  Advertising and Sales Literature                  $     984
  B share financing charges                            46,907
  Compensation to dealers                              68,453
  Compensation to sales personnel                       1,494
  Equipment, supplies and other                           658
  Printing, production and mailing of prospectuses
    to other than shareholders                          5,857

U.S. Treasury Income Fund
  Advertising and Sales Literature                  $   4,849
  B share financing charges                           131,981
  Compensation to dealers                              47,083
  Compensation to sales personnel                       4,571
  Equipment, supplies and other                         1,198
  Printing, production and mailing of prospectuses
    to other than shareholders                          2,624

                                   CUSTODIAN

    Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, dated September 7, 2001, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of each of the Advisers to the Funds.

    For fund accounting services, each Fund, except the Global Strategic Income Fund and Emerging Markets Debt Fund, pays to JPMorgan Chase Bank the higher of
a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

    For fund accounting services, the Emerging Markets Debt Fund pays to JPMorgan Chase Bank the higher of a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $55,000.

    For fund accounting services, the Global Strategic Income Fund pays to JPMorgan Chase Bank the higher of a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

    In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

    For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

    JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT


    DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri, 64105 serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for creating income, capital gains and other changes in share ownership to shareholder accounts.


                             SHAREHOLDER SERVICING

    The Trusts on behalf of each of the Funds have entered into Shareholder Servicing Agreements, which enables the Funds may obtain the services of one or more Shareholder Servicing Agents including JPMorgan Chase Bank. Under the agreements, the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund Shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund Shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.


    Under the Shareholder Servicing Agreements, each Fund has agreed to pay the JPMorgan Chase Bank for these services a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund Shares owned by or for shareholders). JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.


Select, Class A, Class B and Class C Shares         0.25%
Institutional Shares                                0.10%
Ultra Shares                                        0.05%
Class M Shares                                      0.30%

    The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents and (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated:


                            FISCAL YEAR ENDED       FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL PERIOD FROM
                                 10/31/99               10/31/00                 10/31/01          11/1/01 THROUGH 8/31/02*
                           --------------------  -----------------------  -----------------------  ------------------------
FUND                       PAID/ACCRUED  WAIVED  PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED    PAID/ACCRUED    WAIVED
----                       ------------  ------  ------------  ---------  ------------  ---------  ------------  ----------
Bond Fund
  Class A Shares                                                                                    $    1,000   $   (1,000)
  Class B Shares                                                                                    $    1,000           --
  Inst. Shares                                                              $945,000    $(14,000)   $  720,000   $  (74,000)
  Select Shares             $1,050,038      --     $935,096          --     $109,000          --    $  629,000           --
  Ultra Shares                                                              $ 41,000    $(41,000)   $  233,000   $ (233,000)
Global Strategic Income
  Fund
  Class A Shares                                                                                    $       --   $       --
  Class B Shares                                                                                    $       --   $       --
  Inst. Shares              $  227,867      --     $160,594          --     $159,000    $ (4,000)   $  116,000   $  (26,000)
  Select Shares                                                             $  2,000          --    $    9,000   $   (7,000)
Short Term Bond Fund
  Class A Shares                                                                                    $   15,000   $   (4,000)
  Inst. Shares              $  286,323      --     $368,780          --     $498,000    $(88,000)   $  502,000   $ (502,000)
  Select Shares                                                             $ 22,000          --    $  203,000           --
Bond Fund II
  Select Shares                                                             $  1,603    $   (491)   $1,369,000   $ (675,000)
  Class A Shares                                                            $     64    $    (46)   $   94,000   $  (30,000)
  Class B Shares                                                            $     10    $     (7)   $   21,000   $   (4,000)
Short Term Bond Fund II
  Select Shares             $       26    $(26)    $     25    $    (25)    $    466    $   (135)   $  275,000   $ (168,000)
  M Shares                                                                                          $1,899,000   $  (56,000)
  Class A Shares                                                                                    $  110,000   $  (32,000)
Strategic Income Fund
  Select Shares             $        3    $ (3)    $     12    $    (12)    $     39    $    (39)   $    6,000   $   (6,000)
  M Shares                                                                                          $   16,000   $  (16,000)
  Class A Shares                                                                                    $    5,000   $   (5,000)
  Class B Shares                                                                                    $   22,000   $  (13,000)
  Class C Shares                                                                                    $    5,000   $   (5,000)
U.S. Treasury Income Fund
  Select Shares             $       44      --     $     37          --     $    152    $    (13)   $   22,000   $  (13,000)
  Class A Shares
  Class B Shares
  Enhanced Income Fund**
  Inst. Shares


  *  The Funds changed their fiscal year-end from 10/31 to 8/31.
 **  The Fund's inception date is 11/31/01.

                                                                                                      FISCAL YEAR ENDED
                             FISCAL PERIOD FROM       FISCAL YEAR ENDED       FISCAL YEAR ENDED         8/1/02 THROUGH
                                   7/31/00                 7/31/01                 7/31/02                 8/31/02*
                           -----------------------  ----------------------  ----------------------  ----------------------
FUND                       PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
----                       ------------  ---------  ------------  --------  ------------  --------  ------------  --------
Emerging Markets
Debt Fund
Select Shares                $58,859           --     $58,272          --     $92,000          --     $ 8,000          --


  *  The Fund changed its fiscal year-end from 7/31 to 8/31.

   Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.


    JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.


    JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to a Fund or JPMorgan Chase Bank.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trusts and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by DST. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    An investor may buy shares in a Fund by: (i) through an investment representative; (ii) through the Distributor by calling the JPMorgan Service Center; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.


    The Funds may, at their own option, accept securities in payment for shares. The securities, delivered in such a transaction, are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisers appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund;
(ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.


    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 4.50% sales charge on Class A Shares, except Short Term Bond Fund, Short Term Bond Fund II and Enhanced Income Fund, is set forth below:

                                       SALE CHARGE AS A PERCENTAGE OF:        AMOUNT OF SALES CHARGE
AMOUNT OF TRANSACTION AT             -----------------------------------     RE-ALLOWED TO DEALERS AS
OFFERING PRICE ($)                   OFFERING PRICE  NET AMOUNT INVESTED  A PERCENTAGE OF OFFERING PRICE
------------------                   --------------  -------------------  ------------------------------
Under 100,000                             4.50               6.10                      4.00
100,000 but under 250,000                 3.75               3.90                      3.25
250,000 but under 500,000                 2.50               2.56                      2.25
500,000 but under 1,000,000               2.00               2.04                      1.75

    The Distributor pays broker-dealers commissions on net sales of Class A Shares of all Funds, except for Short Term Bond Fund, Short Term Bond Fund II and Enhanced Income Fund, of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.

    The broker-dealer allocation for Class A Shares of Short Term Bond Fund, Short Term Bond Fund II and Enhanced Income Fund, with a 1.50% sales charge is set forth below:

                                       SALE CHARGE AS A PERCENTAGE OF:        AMOUNT OF SALES CHARGE
AMOUNT OF TRANSACTION AT             -----------------------------------     RE-ALLOWED TO DEALERS AS
OFFERING PRICE ($)                   OFFERING PRICE  NET AMOUNT INVESTED  A PERCENTAGE OF OFFERING PRICE
------------------                   --------------  -------------------  ------------------------------
Under 100,000                             1.50               1.52                      1.00
100,000 but under 250,000                 1.00               1.00                      0.50
250,000 but under 500,000                 0.50               0.50                      0.25
500,000 but under 1,000,000               0.25               0.25                      0.25

    The Distributor pays broker-dealers commissions on net sales of Class A Shares of the Short Term Bond Fund, Short Term Bond Fund II and Enhanced Income Fund of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.25% of net sales of $1 million or more. The Distributor may withhold such payments with respect to short-term investments.

    The broker-dealer allocation is 1.50% for Class M Shares of Short Term Bond Fund II and 3.00% for Class M Shares of the Strategic Income Fund.


    At times a Fund's distributor may re-allow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A Shares of a Fund may be deemed to be underwriters under the 1933 Act.


    Effective January 1, 2002 for the Funds, clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their NAV at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.


    The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A Shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1 %, based on the lesser of the cost of the shares being redeemed or their NAV at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    There is no initial sales charge on purchases of Class A and Class M Shares of $1 million or more.

    Investors may be eligible to buy Class A Shares or Class M Shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A Shares for purposes of the discount privileges and programs described above.

    Investors in Class A Shares or Class M Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A Shares or Class M Shares in a Fund with purchases of Class A Shares or Class M Shares of any other JPMorgan Fund (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A Shares or Class M Shares during the 13-month period. All Class A Shares or Class M Shares or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A Shares or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A Shares or Class M Shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total
(i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A Shares or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares or Class M Shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A Shares or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.


    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members must agree to include sales and other materials related to a Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in a Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.


    No initial sales charge will apply to the purchase of a Fund's Class A Shares or Class M Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A Shares or Class M Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A Shares or Class M Shares may be made with no initial sales charge (i) by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A Shares or Class M Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Funds, the Distributor or the JPMorgan Funds Service Center.


    A Fund may sell Class A Shares or Class M Shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.


    Shareholders of record of any former Chase Vista Funds as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A Shares or Class M Shares with no initial sales charge for as long as they continue to own Class A Shares or Class M Shares of any former Chase Vista Funds, provided there is no change in account registration.

    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or invest distributions from their funds in, shares of the Funds at NAV.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in a Fund at NAV next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the Shares (not in excess of the redemption), and Shares will be purchased at the next determined NAV. Class B and Class C shareholders who have redeemed their Shares and paid a CDSC with such redemption may purchase Class A Shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C Shares.


    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if the investor makes more than 10 exchanges in a year or three in a quarter. JPMorgan Chase may discontinue this exchange privilege at any time.


    Under the Exchange Privilege, shares may be exchanged for shares of the same class another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


    The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.


    The CDSC for Class B and Class C Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.


    The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.


    For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectus. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE


    The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.



    The NAV of each class of a Fund is equal to the value of such class's pro rata portion of a Fund's investments less the class's pro rata portion of a Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.


    The value of investments listed on a domestic or foreign securities exchange is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. For foreign listed shares, if there has been no sale on the primary exchange on the valuation date, and the average of the bid and asked quotations on the exchange is less than or equal to the last sale price of the local shares, on the valuation date the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, the spread between bid and asked quotations is greater than 10% of the bid price, or the last quoted sale for local shares is less than or equal to the mean of bid and asked quotations for the foreign listed shares), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgement of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's NAV.

    Fixed income securities with a maturity of 60 days or more, are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.


    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodity exchanges, which is currently
4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.


    For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                            PERFORMANCE INFORMATION

    From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.


    A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A and Class M Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter period.


    Average annual total returns are calculated according to the following formulas:

        Average annual total returns (before taxes):
            P (1 + T) TO THE POWER OF n = ERV

        Average annual total returns (after taxes on distributions):
            P (1 + T) TO THE POWER OF n = ATV TO THE BASE OF D

        Average annual total returns (after taxes on distributions and sale of Fund shares)
            P (1 + T) TO THE POWER OF n = ATV TO THE BASE OF DR

Where:                      P    =  a hypothetical initial payment of $1,000.
                            T    =  average annual total return (before taxes,
                                    after taxes on distributions, or after taxes on
                                    distributions and sale of Fund shares, as
                                    applicable).
                            n    =  number of years
                          ERV    =  ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1-,
                                    5-, or 10-year periods at the end of the 1-,
                                    5-, or 10-year periods (or fractional portion).
         ATV TO THE BASE OF D    =  ending value of a hypothetical $1,000 payment
                                    made at the beginning of the 1-, 5-, or 10-year
                                    periods at the end of the 1-, 5-, or 10-year
                                    periods (or fractional portion), after taxes on
                                    fund distributions but not after taxes on
                                    redemption.
        ATV TO THE BASE OF DR    =  ending value of a hypothetical $1,000 payment
                                    made at the beginning of the 1-, 5-, or 10-year
                                    periods at the end of the 1-, 5-, or 10-year
                                    periods (or fractional portion), after taxes on
                                    fund distributions and redemption.

      AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 8/31/02* (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                          SINCE         DATE OF
                           1 YEAR   5 YEARS  10 YEARS  INCEPTION**  FUND INCEPTION**
                           -------  -------  --------  -----------  ----------------
BOND FUND
    Class A Shares -
      before taxes           1.68%    5.77%     6.17%
    Class A Shares -
      after taxes on
      distributions          0.02%    3.36%     3.52%
    Class A Shares -
      after taxes on
      distributions and
      sale of fund shares    1.10%    3.39%     3.58%
    Class B Shares -
      before taxes           0.62%    6.23%     6.55%
    Class B Shares -
      after taxes on
      distributions         (0.80%)   3.83%     3.93%
    Class B Shares -
      after taxes on
      distributions and
      sale of fund shares    0.47%    3.78%     3.93%
    Institutional
      Shares - before
      taxes                  6.51%    6.88%     6.82%
    Institutional
      Shares - after
      taxes on
      distributions          4.63%    4.30%     4.21%
    Institutional
      Shares - after
      taxes on
      distributions and
      sale of fund shares    4.06%    4.22%     4.16%
    Select Shares -
      before taxes           6.34%    6.71%     6.64%
    Select Shares - after
      taxes on
      distributions          4.53%    4.26%     3.97%
    Select Shares - after
      taxes on
      distributions and
      sale of fund shares    3.96%    4.15%     3.98%
    Ultra Shares - before
      taxes                  6.66%    7.02%     6.89%
    Ultra Shares - after
      taxes on
      distributions          4.69%    4.51%     4.31%
    Ultra Shares - after
      taxes on
      distributions and
      sale of fund shares    4.20%    4.37%     4.24%
BOND FUND II
    Class A Shares -
      before taxes           3.21%    5.92%     6.32%
    Class A Shares -
      after taxes on
      distributions          1.62%    3.42%   N/A***
    Class A Shares -
      after taxes on
      distributions and
      sale of fund shares    1.92%    3.46%   N/A***
    Class B Shares -
      before taxes           1.96%    6.30%     6.67%
    Class B Shares -
      after taxes on
      distributions          0.62%    3.84%   N/A***
    Class B Shares -
      after taxes on
      distributions and
      sale of fund shares    1.17%    3.80%   N/A***
    Select Shares -
      before taxes           8.01%    6.91%     6.82%
    Select Shares - after
      taxes on
      distributions          6.28%    4.37%   N/A***
    Select Shares - after
      taxes on
      distributions and
      sale of fund shares    4.87%    4.25%   N/A***

                                                          SINCE         DATE OF
                           1 YEAR   5 YEARS  10 YEARS  INCEPTION**  FUND INCEPTION**
                           -------  -------  --------  -----------  ----------------
ENHANCED INCOME FUND                                                    11/30/2001
    Institutional
      Shares - before
      taxes                                                1.58%
    Institutional
      Shares - after
      taxes on
      distributions                                        0.89%
    Institutional
      Shares - after
      taxes on
      distributions and
      sale of fund shares                                  0.97%
FLEMING EMERGING MARKETS
  DEBT FUND                                                             04/17/1997
    Select Shares -
      before taxes           2.13%    4.75%                5.90%
    Select Shares - after
      taxes on
      distributions         (1.61%)   0.05%                1.42%
    Select Shares - after
      taxes on
      distributions and
      sale of fund shares    1.27%    1.32%                2.38%
GLOBAL STRATEGIC INCOME
  FUND                                                                  03/17/1997
    Class A Shares -
      before taxes          (4.62%)   2.65%                3.51%
    Class A Shares -
      after taxes on
      distributions         (7.16%)  (0.17%)               0.67%
    Class A Shares -
      after taxes on
      distributions and
      sale of fund shares   (2.86%)   0.70%                1.38%
    Class B Shares -
      before taxes          (7.04%)   2.83%                3.82%
    Class B Shares -
      after taxes on
      distributions         (9.03%)   0.09%                1.07%
    Class B Shares -
      after taxes on
      distributions and
      sale of fund shares   (4.34%)   0.90%                1.69%
    Institutional
      Shares - before
      taxes                  0.71%    4.06%                4.81%
    Institutional
      Shares - after
      taxes on
      distributions         (1.81%)   1.08%                1.82%
    Institutional
      Shares - after
      taxes on
      distributions and
      sale of fund shares    0.41%    1.75%                2.35%
    Select Shares -
      before taxes           0.36%    3.71%                4.49%
    Select Shares - after
      taxes on
      distributions         (2.47%)   0.82%                1.59%
    Select Shares - after
      taxes on
      distributions and
      sale of fund shares    0.19%    1.52%                2.14%

                                                          SINCE         DATE OF
                           1 YEAR   5 YEARS  10 YEARS  INCEPTION**  FUND INCEPTION**
                           -------  -------  --------  -----------  ----------------
SHORT TERM BOND FUND                                                    07/08/1993
    Class A Shares -
      before taxes           3.88%    5.59%                5.30%
    Class A Shares -
      after taxes on
      distributions          2.39%    3.39%                3.12%
    Class A Shares -
      after taxes on
      distributions and
      sale of fund shares    2.41%    3.36%                3.13%
    Institutional
      Shares - before
      taxes                  6.11%    6.26%                5.75%
    Institutional
      Shares - after
      taxes on
      distributions          4.54%    3.96%                3.47%
    Institutional
      Shares - after
      taxes on
      distributions and
      sale of fund shares    3.78%    3.86%                3.45%
    Select Shares -
      before taxes           5.73%    5.96%                5.50%
    Select Shares - after
      taxes on
      distributions          4.14%    3.75%                3.31%
    Select Shares - after
      taxes on
      distributions and
      sale of fund shares    3.55%    3.66%                3.30%
SHORT TERM BOND FUND II
    Class A Shares -
      before taxes           3.84%    5.24%     5.11%
    Class A Shares -
      after taxes on
      distributions          2.33%    3.26%   N/A***
    Class A Shares -
      after taxes on
      distributions and
      sale of fund shares    2.43%    3.21%   N/A***
    Class M Shares -
      before taxes           3.56%    5.08%     5.03%
    Class M Shares -
      after taxes on
      distributions          2.16%    3.16%   N/A***
    Class M Shares -
      after taxes on
      distributions and
      sale of fund shares    2.26%    3.11%   N/A***
    Select Shares -
      before taxes           5.75%    5.89%     5.50%
    Select Shares - after
      taxes on
      distributions          4.10%    3.78%   N/A***
    Select Shares - after
      taxes on
      distributions and
      sale of fund shares    3.60%    3.67%   N/A***

                                                          SINCE         DATE OF
                           1 YEAR   5 YEARS  10 YEARS  INCEPTION**  FUND INCEPTION**
                           -------  -------  --------  -----------  ----------------
STRATEGIC INCOME FUND                                                   11/30/1998
    Class A Shares -
      before taxes          (3.89%)                        1.85%
    Class A Shares -
      after taxes on
      distributions         (5.96%)                       (1.01%)
    Class A Shares -
      after taxes on
      distributions and
      sale of fund shares   (2.41%)                        0.05%
    Class B Shares -
      before taxes          (4.57%)                        2.09%
    Class B Shares -
      after taxes on
      distributions         (6.52%)                       (0.69%)
    Class B Shares -
      after taxes on
      distributions and
      sale of fund shares   (2.82%)                        0.29%
    Class C Shares -
      before taxes          (0.74%)                        2.73%
    Class C Shares -
      after taxes on
      distributions         (2.71%)                        0.01%
    Class C Shares -
      after taxes on
      distributions and
      sale of fund shares   (0.47%)                        0.83%
    Class M Shares -
      before taxes          (2.64%)                        2.03%
    Class M Shares -
      after taxes on
      distributions         (4.66%)                       (0.75%)
    Class M Shares -
      after taxes on
      distributions and
      sale of fund shares   (1.64%)                        0.24%
U.S. TREASURY INCOME FUND
    Class A Shares -
      before taxes           3.86%    6.33%     5.91%
    Class A Shares -
      after taxes on
      distributions          2.31%    3.98%     3.39%
    Class A Shares -
      after taxes on
      distributions and
      sale of fund shares    2.31%    3.85%     3.42%
    Class B Shares -
      before taxes           2.78%    6.04%     5.72%
    Class B Shares -
      after taxes on
      distributions          1.54%    4.02%     3.46%
    Class B Shares -
      after taxes on
      distributions and
      sale of fund shares    1.67%    3.81%     3.43%
    Select Shares -
      before taxes           8.94%    7.38%     6.43%
    Select Shares - after
      taxes on
      distributions          7.24%    4.98%     3.89%
    Select Shares - after
      taxes on
      distributions and
      sale of fund shares    5.43%    4.70%     3.85%


  * Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
 **  If Fund has less than 10 years.
*** After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.


   The tax equivalent yields assume a federal income tax rate of 38.6% for the Funds.


    YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.

    Yields are calculated according to the following formula:

    Yield = 2 [(a - b + 1)TO THE POWER OF 6 - 1]
                -----
                 cd

    Where:

    a  =  dividends and interest earned during the period.

    b  =  expenses accrued for the period (net of reimbursements).

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    d  =  the maximum offering price per share on the last day of the period.

    Set forth below is the SEC yield information for the Funds for the 30-day period ended 8/31/02.


Bond Fund
    Class A Shares                                  3.10%
    Class B Shares                                  2.50%
    Institutional Shares                            3.52%
    Select Shares                                   3.36%
    Ultra Shares                                    3.61%
Bond Fund II
    Class A Shares                                  3.12%
    Class B Shares                                  2.52%
    Select Shares                                   3.42%
Enhanced Income Fund
    Institutional Shares                            2.55%
Emerging Markets Debt Fund
    Select Shares                                   9.52%
Global Strategic Income Fund
    Class A Shares                                  5.26%
    Class B Shares                                  5.04%
    Institutional Shares                            6.11%
    Select Shares                                   5.76%
Short Term Bond Fund
    Class A Shares                                  2.40%
    Institutional Shares                            2.88%
    Select Shares                                   2.63%
Short Term Bond Fund II
    Class A Shares                                  2.05%
    Class M Shares                                  1.75%
    Select Shares                                   2.27%
Strategic Income Fund
    Class A Shares                                  6.28%
    Class B Shares                                  6.09%
    Class C Shares                                  6.06%
    Class M Shares                                  6.20%
U.S. Treasury Income Fund
    Class A Shares                                  2.84%
    Class B Shares                                  2.10%
    Select Shares                                   3.18%


    A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A and Class M Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                               FUND TRANSACTIONS

    On behalf of the Funds, the Advisers place orders for all purchases and sales of portfolio securities, enter into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Fund transactions for a Fund will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies-Fund Turnover".



    In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act, the Advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisers, the Funds and/or other accounts for which the Advisers exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Advisers determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisers' overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Advisers report to the Boards of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Advisers under the Advisory Agreements. The fees that the Funds pay to the Advisers will not be reduced as a consequence of the Advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Advisers in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisers in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Advisers, the Advisers would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    Subject to the overriding objective of obtaining the best execution of orders, the Advisers may allocate a portion of a Fund's brokerage transactions to affiliates of the Advisers. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. Affiliated persons of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Boards of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Advisers deem the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Advisers to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the

Advisers in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


    Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.


    The Funds paid the following brokerage commissions for the indicated periods:


                                                                                     COMMISSIONS FROM
                                                                                 AFFILIATED BROKER DEALERS
                                                          FISCAL PERIOD FROM         NOVEMBER 1, 2001
                                     FISCAL YEAR ENDED     NOVEMBER 1, 2001               THROUGH
FUND                                 OCTOBER 31, 2001   THROUGH AUGUST 31, 2002       AUGUST 31, 2002
----                                 -----------------  -----------------------  -------------------------
Bond Fund                                $ 80,619              $364,078                         4,862
Bond Fund II                             $228,340               182,738                        40,810
Global Strategic Income Fund             $  1,777              $ 20,830                         1,197
Short Term Bond Fund                     $ 18,480              $236,459                        43,038
Short Term Bond Fund II                                        $349,234                         4,428
Strategic Income Fund                                          $  3,889                            --
U S. Treasury Income Fund                                      $ 39,936                           121
Enhanced Income Fund*                                                                              --


                                                             FISCAL PERIOD FROM
                                                               AUGUST 1, 2002
                                          FISCAL YEAR ENDED       THROUGH
FUND                                        JULY 31, 2002     AUGUST 31, 2002
----                                      -----------------  ------------------
Emerging Markets Debt Fund                     $1,795               $187

  *  Enhanced Income Fund has not been fully operational for a full fiscal year.

                              MASSACHUSETTS TRUST

    Each Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for a Trust are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

    Effective January 1, 1998, the name of "The JPM Institutional Funds" was changed to "J.P Morgan Institutional Funds" and the name of "The JPM Pierpont Funds" was changed to "J.P. Morgan Funds," and the Funds' names were changed accordingly.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    Each Trust's Declaration of Trust provides that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust, unless, as to liability to a Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of a Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

    Each of the Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES


    The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMF is comprised of two series, JPMIF is comprised of eleven series, JPMST is comprised of ten series, MFG is comprised of fourteen series and MFSG is comprised of six series. See "Massachusetts Trust."



    The Declaration of Trusts permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.



    The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or a Trust's Declaration of Trust.


    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of a Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of a Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.


    Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.



    The Trustees have authorized the issuance and sale to the public of two series of JPMF, eleven series of JPMIF, ten series of JPMST, fourteen series of MFG and six series of MFSG. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

                         DISTRIBUTIONS AND TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectuses are not intended as substitutes for careful tax planning.

    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Investment Strategies and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the Distribution Requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

    EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of "ordinary taxable income" (as such term is defined in the Code) for the calendar year and 98% of "capital gain net income" (as such term is defined in the Code) for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its "ordinary taxable income" and "capital gain net income" prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

    FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally will not qualify for the 70% dividends-received deduction for corporations.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.


    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.


    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal Income tax liability provided the appropriate information is furnished to the IRS.

    SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

    CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated (amounts in thousands):

                                           AMOUNT   EXPIRATION DATE
                                          --------  ---------------
Enhanced Income Fund                      $ (1,180)       8/31/10

Fleming Emerging Markets Debt Fund          (2,857)       8/31/04
                                                (9)       8/31/08
                                              (524)       8/31/09
                                            (2,585)       8/31/10
                                          --------
                                            (5,975)

Global Strategic Income Fund                (4,211)       8/31/05
                                            (6,462)       8/31/06
                                            (5,022)       8/31/07
                                            (9,069)       8/31/08
                                              (447)       8/31/09
                                            (8,400)       8/31/10
                                          --------
                                           (33,611)*

Strategic Income Fund                       (1,652)       8/31/09
                                              (917)       8/31/10
                                          --------
                                            (2,569)

U.S. Treasury Income Fund                   (3,832)       8/31/07
                                            (1,784)       8/31/08
                                          --------
                                            (5,616)

  * The above capital loss carryover includes $1,008 (amount in thousands) of losses acquired from J.P. Morgan Global Strategic Income Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

   These Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.


    FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.


    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includable in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.


    STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income.
Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

    EFFECT OF FUTURE LEGISLATION. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

    Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder-servicing agent may be tape-recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.


    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

    PRINCIPAL HOLDERS. As of February 28, 2003, the following persons owned of record, or are known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds.



                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
BOND FUND                              NATIONWIDE TRUST COMPANY FSB                 16.02%
  CLASS A SHARES                       C/O IPO PORTFOLIO ACCOUNTING
                                       PO BOX 182029
                                       COLUMBUS OH 43218-2029

                                       JP MORGAN CHASE BANK AS AGENT FOR            10.92%
                                       VIRGINIA KLEIN
                                       ATTN SPECIAL PRODUCTS
                                       500 STANTON CHRISTIANA RD 1/OPS 3

                                       PETER J WEISMAN PC                            5.61%
                                       444 E 82ND ST APT 19C
                                       NEW YORK NY 10028-5945

                                       JP MORGAN CHASE BANK AS AGENT FOR             5.55%
                                       SUSAN H DUBIN
                                       ATTN SPECIAL PRODUCTS
                                       500 STANTON CHRISTIANA RD 1/OPS 3

BOND FUND                              INVESTORS TRUST CO CUST IRA                  13.30%
  CLASS B SHARES                       RICHARD W KEOUGH
                                       531 E 20TH ST APT 2E
                                       NEW YORK NY 10010-7632

BOND FUND                              UMBSC & CO FBO COLLINS -- AIKMAN             24.33%
  SELECT CLASS SHARES                  PENSION TRUST -- NON UNION
                                       ATTN: TIM GEE
                                       PO BOX 419260
                                       KANSAS CITY MO 64141-6260

BOND FUND                              THE PROCTER & GAMBLE PROFIT                  24.07%
  INSTITUTIONAL CLASS SHARES           SHARING TR AND EMPLOYEES STOCK
                                       OWNERSHIP PLAN
                                       ATTN MGT REPORTING TEAM
                                       PO BOX 419784
                                       KANSAS CITY MO 64141-6784

                                       THE PROCTER & GAMBLE PROFIT                   9.08%
                                       SHARING TRUST & EMPLOYES STOCK
                                       OWNERSHIP PLAN PREMIX B
                                       ATTN MGMT REPORTING TEAM
                                       PO BOX 419784
                                       KANSAS CITY MO 64141-6784

                                       MORGAN GUARANTY TRUST CO OF                   8.09%
                                       NEW YORK AS AGENT FOR 1984
                                       GEISEL TRUST-SURVIVOR'S TR
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
                                       JPMIM AS AGENT FOR ALBANY MEDICAL             6.38%
                                       CENTER INSURANCE TRUST-FLEET TRUST
                                       CO AS CUSTODIAN
                                       ATTN: FRAN GENTILE
                                       522 FIFTH AVE
                                       NEW YORK NY 10036-7601

                                       DEUTSCHE BANK TR CO AMERICAS FBO              5.55%
                                       MAGNETEK 190526
                                       MIKE BLOEBAUM ASST TREASURER
                                       ATTN M BLOEBAUM MS 7200
                                       26 CENTURY BLVD STE 600
                                       NASHVILLE TN 37214-4602

                                       JPMIM AS AGENT FOR                            5.30%
                                       THE RETIREMENT TRUST FUND
                                       FOR ST JOSEPH'S PROVINCE OF THE
                                       SISTERS OF ST JOSEPH OF PEACE
                                       ATTN: F GENTIL 522 5TH AVE
                                       NEW YORK NY 10036

BOND FUND II                           C/O INVESTORS BANK & TRUST CO                11.03%
  CLASS A SHARES                       C/O INVESTORS BANK & TRUST CO
                                       PO BOX 9130 FPG 90
                                       BOSTON MA 02117-9130

                                       WELLS FARGO BANK MINNESOTA NA FBO             9.79%
                                       OMNIBUS CASH/CASH
                                       PO BOX 1533
                                       MINNEAPOLIS MN 55480-1533

                                       TRULIN AND CO                                 6.07%
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

                                       NFSC FEBO #C1D-012521                        14.37%
                                       NEXT WAVE WIRELESS INC
                                       411 WEST PUTMAN AVE SUITE 270
                                       GREENWICH CT 06830-6263

BOND FUND II                           BALSA & CO                                   53.27%
  SELECT CLASS SHARES                  REBATE ACCOUNT
                                       MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       PENLIN & CO                                  25.46%
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
                                       LIVA & COMPANY                                6.12%
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

ENHANCE INCOME FUND                    JP MORGAN CHASE BANK AS AGENT FOR            10.70%
  INSTITUTIONAL CLASS SHARES           ICO GLOBAL COMMUNICATIONS
                                       ATTN SPECIAL PRODUCTS
                                       500 STANTON CHRISTIANA RD 1/OPS 3
                                       NEWARK DE 19713

                                       BALSA & CO                                    8.08%
                                       JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       7-2 JIP-138
                                       DALLAS TX 75254-2916

                                       RSA SECURITY BUSINESS TRUST                   7.98%
                                       174 MIDDLESEX TURNPIKE
                                       BEDFORD MA 01730-1445

                                       AMPLICON INC                                  7.34%
                                       ATTN ANDY BRANIN
                                       5 HUTTON CENTRE DR STE 500
                                       SANTA ANA CA 92707-8744

                                       JP MORGAN CHASE BANK AS AGENT FOR             6.66%
                                       THE ANSCHUTZ CORPORATION
                                       ATTN SPECIAL PRODUCTS 1/OP 3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       MORGAN GUARANTY TRUST COMPANY OF              5.29%
                                       NEW YORK AS AGENT FOR JEROME L
                                       GREEN FOUNDATION
                                       ATTN: SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

SHORT TERM BOND FUND                   BALSA & CO                                   33.95%
  CLASS A SHARES                       JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       7-2 JIP-138
                                       DALLAS TX 75254-2916

                                       JP MORGAN TRUST COMPANY OF DELAWARE           9.52%
                                       AS AGENT FOR JAMES T BRETT
                                       ATTN SPECIAL PRODUCTS 1/OPS 3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
                                       NFSC FBO #C1Q-747327                          8.98%
                                       SALVATORE PACI
                                       1701 ROSEMONT LN
                                       WHIPPANY NJ 07981-1434

                                       NFSC FBO #C1D-019593                          6.88%
                                       STEFAN PETER
                                       15 W 18TH ST FL 3
                                       NEW YORK NY 10011-4604

                                       JP MORGAN TRUST COMPANY OF DELAWARE           5.27%
                                       AS AGENT FOR JACQUELINE GAVAGAN
                                       ATTN: SPECIAL PRODUCTS 1/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

SHORT TERM BOND FUND                   JP MORGAN DELAWARE                           49.76%
  SELECT CLASS SHARES                  NATIONAL PHILANTHROPIC
                                       TRUST-INVESTMENT ACCOUNT
                                       ATTN SPECIAL PRODUCTS
                                       500 STANTON CHRISTIANA RD 1/OPS 3
                                       NEWARK DE 19713

                                       CHARLES SCHWAB & CO INC                       7.04%
                                       SPECIAL CUSTODY ACCOUNT FOR
                                       BENEFIT OF CUSTOMERS
                                       ATTN: MUTUAL FUNDS
                                       101 MONTGOMERY ST
                                       SAN FRANCISCO CA 94104-4122

SHORT TERM BOND FUND                   BALSA & CO                                    7.78%
  INSTITUTIONAL CLASS SHARES           JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       7-2 JIP-138
                                       DALLAS TX 75254-2916

SHORT TERM BOND FUND II                NFSC FEBO #CL7-650595                        28.54%
  CLASS A SHARES                       OSI PHARMACEUTICAL INC
                                       ATTN STEVE GRILLO
                                       58 SOUTH SERVICE ROAD
                                       MELVILLE NY 11747-2344

                                       NFSC FEBO #C1D-012521                        19.49%
                                       NEXT WAVE WIRELESS INC
                                       411 WEST PUTMAN AVE SUITE 270
                                       GREENWICH CT 06830-6263

                                       MERCURY & CO                                  8.97%
                                       C/O INVESTORS BANK & TRUST CO
                                       PO BOX 9130 FPG 90
                                       BOSTON MA 02117-9130

                                       SHAKIL AHMED                                     6%
                                       FARIA ABEDIN JTWROS
                                       24 RUNNING CEDAR ROAD
                                       PRINCETON NJ 08540

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
SHORT TERM BOND FUND II                BALSA & CO REBATE ACCOUNT                    27.51%
  SELECT CLASS SHARES                  MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       PENLIN & CO                                  15.32%
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

                                       HAMILL & CO FBO CHASE BANK OF TEXAS           8.24%
                                       NA ATTN MUTUAL FUND UNIT 16HCBO9
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       TRULIN & CO                                   8.19%
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

                                       BALSA & CO                                    7.02%
                                       JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY

                                       WELLS FARGO BANK MINNESOTA NA FBO             5.91%
                                       OMNIBUS REINVEST/REINVEST
                                       PO BOX 1533
                                       MINNEAPOLIS MN 55480-1533

                                       JPMIM AS AGENT FOR JP MORGAN CHASE            5.52%
                                       EMPLOYEES BENEFIT PLANS
                                       JPMORGAN INVESTOR SERVICES CUSTODY
                                       ATTN JANET KOMBEL
                                       522 5TH AVE
                                       NEW YORK NY 10036-7601

SHORT TERM BOND FUND II                (WITHHOLDING RATE 15%)                        99.9%
  INSTITUTIONAL CLASS SHARES           SUMITOMO MITSUI BANKING
                                       CORPORTAION INVESTMENT PRODUCTS
                                       BUSINESS DEPT
                                       3-2 MARUNOUCHI 1-CHOUME
                                       CHIYODAKU TOKYO 100-0005 JAPAN

STRATEGIC INCOME FUND CLASS A SHARES   NFSC FEBO #C1Q-350184                        12.14%
                                       INDIAN TRAIL CHARITABLE FDN INC
                                       6 INDIAN TR
                                       HARRISON NY 10528-1804

                                       PERSHING LLC                                  8.80%
                                       P.O. BOX 2052
                                       JERSEY CITY NJ 07303-2052

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
                                       NFSC FBO #C1D-019593                          5.95%
                                       STEFAN PETER
                                       15 W 18TH ST FL 3
                                       NEW YORK NY 10011-4604

STRATEGIC INCOME FUND                  MLPF&S FOR THE SOLE BENEFIT OF               16.51%
  CLASS B SHARES                       ITS CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC#97B00
                                       4800 DEER LAKE DR EAST 2ND FL
                                       JACKSONVILLE FL 32246-6484

STRATEGIC INCOME FUND                  MLPF&S FOR THE SOLE BENEFIT OF               30.68%
  CLASS C SHARES                       ITS CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC#97B00
                                       4800 DEER LAKE DR E FL 3
                                       JACKSONVILLE FL 32246-6484

                                       NFSC FEBO #C1B-511641                        18.95%
                                       JIM POON
                                       6 WANG FUNG TERRACE 5TH FLR
                                       TAI HANG ROAD
                                       HONG KONG

                                       NFSC FBO #CL 5-648973                        15.55%
                                       WENDY LAISTER
                                       33 GREENE ST APT 3W
                                       NEW YORK NY 10013-2652

                                       NFSC FEBO #C1Q-086290                         6.79%
                                       BATTERY PARK CITY DAY NURSERY
                                       215 SOUTH END AVENUE
                                       NEW YORK NY 10280-1068

                                       SANRON ELECTRIC INC                           5.61%
                                       371 JAQUES AVE
                                       RAHWAY NJ 07065-2903

STRATEGIC INCOME FUND                  CHASE VISTA AUDIT ACCOUNT                      100%
  SELECT CLASS SHARES                  C/O DST
                                       ATTN: STEVE PEARCE
                                       330 W 9TH ST FL 2
                                       KANSAS CITY MO 64105-1514

STRATEGIC INCOME FUNDS                 ANDO SECURITES CO LTD                          100%
  CLASS M SHARES                       1-4-1 SHINKAWA CHUO-KU
                                       TOKYO 104-0033 JAPAN

U.S. TREASURY INCOME FUND              MLPF&S                                        8.16%
  CLASS B SHARES                       SEC#97FC3
                                       4800 DEER LAKE DRIVE EAST 2ND FLR
                                       JACKSONVILLE FL 32246-6484

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
U.S. TREASURY INCOME FUND              JUPITER & CO CUST                            45.75%
  SELECT CLASS SHARES                  FBO INVESTORS BANK & TRUST CO
                                       PO BOX 9130 FPG90
                                       BOSTON MA 02117-9130

                                       RETIREMENT PLAN FOR THE EMPLOYEES            22.56%
                                       OF LENOX HILL HOSPITAL
                                       ATTN THOMAS E POCCIA
                                       100 E 77TH ST
                                       NEW YORK NY 10021-1850

                                       LENOX HILL HOSPITAL ENDOWMENT FD              6.70%
                                       ATTN THOMAS E POCCIA
                                       100 E 77TH ST
                                       NEW YORK NY 10021-1850

                                       JPMORGAN CHASE BANK AS AGENT FOR              6.44%
                                       TOD A JACOBS
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

FLEMING EMERGING MARKETS DEBT FUND     MGT OF NEW YORK AS AGENT FOR                 25.44%
  SELECT CLASS SHARES                  SULAM TRUST
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       NATIONAL INVESTOR SERVICES FBO               12.51%
                                       097-50000-19
                                       55 WATER STREET,32ND FLOOR
                                       NEW YORK NY 10041-0028

                                       BALSA & CO                                   11.32%
                                       JPMORGAN CHASE
                                       ATTN MUTUAL FUNDS SECTION
                                       14221 DALLAS PARKWAY
                                       7-2 JIP-138
                                       DALLAS TX 75254-2916

                                       MGT OF NEW YORK AS AGENT FOR                 10.18%
                                       AUSTRIA TRUST
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       MGT OF NEW YORK AS AGENT FOR                 10.18%
                                       ERK TRUST
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
                                       CHARLES SCHWAB & CO INC                       8.52%
                                       SPECIAL CUSTODY ACCOUNT FOR
                                       BENEFIT OF CUSTOMERS
                                       ATTN: MUTUAL FUNDS
                                       101 MONTGOMERY ST
                                       SAN FRANCISCO CA 94104-4122

GLOBAL STRATEGIC INCOME FUND           JP MORGAN TRUST COMPANY AS AGENT             45.09%
  CLASS A SHARES                       FOR ALBERT J COLTON FOUNDATION
                                       ATTN SPECIAL PRODUCTS
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       MESIROW FINANCIAL INC                        16.66%
                                       A/C 1951-5445
                                       AURELIA CONRADY
                                       350 N CLARK ST
                                       CHICAGO IL 60610-4712

                                       RONALD R DOTSON                              11.03%
                                       ELEANOR L DOTSON JTWROS
                                       109 LORETTA AVE
                                       FOLLANSBEE WV 26037-1025

                                       JP MORGAN INVESTMENT MGMT                     8.72%
                                       ATTN CHRIS SICILIAN
                                       12OO N FEDERAL HWY STE 205
                                       BOCA RATON FL 33432

GLOBAL STRATEGIC INCOME FUND           NFSC FBO #A35-124788                          6.75%
  CLASS B SHARES                       JPMORGAN CHASE BANK IRA R/O
                                       CUST IRA OF MARIA WEST
                                       1745 WOODWAY DR
                                       BROWNSVILLE TX 78521-3618

                                       NFSC FBO #CR 1-586471                        25.86%
                                       CHASE MANHATTAN BANK CUST
                                       IRA OF LUER H DREWES
                                       TRAD IRA
                                       2067 OSTWOOD TER
                                       MAPLEWOOD NJ 07040-3329

                                       NFSC FEBO #A35-079693                        23.20%
                                       JPMORGAN CHASE BANK CUST
                                       IRA OF HOMER D MYERS
                                       P O BOX 216
                                       LEAKEY TX 78873-0216

                                       NFSC FBO #CR 1-509531                        20.68%
                                       JPMORGAN CHASE BANK IRA R/O
                                       CUST IRA OF ANDRE DESIMONE
                                       871 SLATE HILL RD
                                       YARDLEY PA 19067-1856

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
                                       NFSC FBO #CR 1-536482                         8.64%
                                       JPMORGAN CHASE BANK IRA R/O
                                       CUST IRA OF DAN RAMSDEN
                                       500 E 77TH ST APT 1905
                                       NEW YORK NY 10162-0017

                                       FIRST TRUST CORP TTEE IRA                     7.31%
                                       U/A DTD MAY 29 97
                                       FBO RICHARD SCALA
                                       #183450-0001
                                       PO BOX 173301
                                       DENVER CO 80217-3301

GLOBAL STRATEGIC INCOME FUND           CHARLES SCHWAB & CO INC                      18.84%
  SELECT CLASS SHARES                  SPECIAL CUSTODY ACCOUNT FOR
                                       BENEFIT OF CUSTOMERS
                                       ATTN: MUTUAL FUNDS
                                       101 MONTGOMERY ST
                                       SAN FRANCISCO CA 94104-4122

                                       JP MORGAN CHASE BANK AS AGENT FOR            12.14%
                                       MEDIATHE FOUNDATION INC
                                       ATTN SPECIAL PRODUCTS 1/OPS 3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       MORGAN GUARANTY TR CO OF NY                   9.89%
                                       AGENT FOR MCCLELLAND PALMER
                                       FOUNDATION
                                       ATTN: SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       JPM FSB AS AGENT FOR                          5.24%
                                       DAVID STANLEY IRA
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

GLOBAL STRATEGIC INCOME FUND           MORGAN GUARANTY TR CO OF NEW YORK            51.17%
  INSTITUTIONAL CLASS SHARES           AS AGENT FOR KENAN CHARITABLE TR
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       FERNCLIFF CEMETERY ASSOC -- GEN FUND         11.70%
                                       BANK OF NEW YORK MASTER TRUST
                                       123 MAIN ST FL 4
                                       WHITE PLAINS NY 10601-3104


    The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

    The following financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 31, 2002 annual report filing made with the SEC on November 4, 2002 (0000912057-02-040720) pursuant to Section 30(b) of the 1940 Act and
Rule 30b2-1 thereunder. Any of the following Financial reports are available without charge upon request by calling JPMorgan Funds Services at
(800) 766-7722.

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    Aaa--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong. Short-Term Tax-Exempt Notes

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    - Leading market positions in well established industries. High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

PART C

                               ITEM 23. EXHIBITS.

     (a) Declaration of Trust, as amended, was filed as Exhibit No. 1 to Post-Effective Amendment No. 25 to the Registration Statement filed on September 26, 1996 (Accession Number 0000912057-96-021281).

     (a)(1) Amendment No. 5 to Declaration of Trust; Amendment and Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest.(1)

     (a)(2) Amendment No. 6 to Declaration of Trust; Amendment and Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(b) to Post-Effective Amendment No. 31 to the Registration Statement on February 28, 1997 (Accession Number
0001016964-97-000041).

     (a)(3) Amendment No. 7 to Declaration of Trust; Amendment and Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(c) to Post-Effective Amendment No. 32 to the Registration Statement on April 15, 1997 (Accession Number 0001016964-97-000053).

     (a)(4) Amendment No. 8 to Declaration of Trust; Amendment and Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(d) to Post-Effective Amendment No. 40 to the Registration Statement on October 9, 1997 (Accession Number 0001016964-97-000158).

     (a)(5) Amendment No. 9 to Declaration of Trust; Amendment and Ninth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(e) to Post-Effective Amendment No. 50 to the Registration Statement on December 29, 1997 (Accession Number
0001041455-97-000014).

     (a)(6) Amendment No. 10 to Declaration of Trust; Amendment and Tenth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest and change voting procedures to dollar-based voting was filed as Exhibit No. (a) 6 to Post-Effective Amendment No. 60 to the Registration Statement on December 31, 1998 (Accession Number
0001041455-98-000097).

     (a)(7) Amendment No. 11 to Declaration of Trust Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registration Statement filed on April 29, 1999 (Accession Number 00001041455-99-000041).

     (a)(8) Amendment No. 12 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 13, 2000 (Accession Number 00001041455-00-000084).

     (a)(9) Amendment No. 13 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (a)(10) Amendment No. 14 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (a)(11) Amendment No. 15 to Declaration of Trust.(4)

     (a)(12) Amendment No. 16 to Declaration of Trust. (4)

     (a)(13) Amendment No. 17 to Declaration of Trust. (4)

     (b)(1) Restated By-Laws of Registrant.(1)

     (b)(2) Amendment to By-Laws of Registrant. (6)

     (b)(3) Amendment to Restated By-laws of Registrant Incorporated herein by reference to Post Effective Amendment to the Registration statement on February 28, 2000 (Accession Number 0001041455-00-000056).


     (c) Not applicable.

     (d) Form of Investment Advisory Agreement dated May 11, 1998 between the Trust and J.P. Morgan Investment Management, Inc.(7)

     (e) Form of Distribution Agreement dated April 10, 2001.(3)

     (f) Not applicable.

     (g)(1) Form of Custodian Agreement dated September 7, 2001.(3)

     (g)(2) Fee Schedule dated July, 2002 for Custodian Agreement. (6)

     (h)(1) Form of Administration Agreement between Registrant and Morgan Guaranty Trust Company of New York.(3)

     (h)(2) Form of Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York.(3)

     (h)(3) Transfer Agency Agreement between Registrant and DST Systems,
Inc.(3)

     (h)(4) Service Plan with respect to Registrant's Service Money Market Funds.(2)

     (h)(5) Service Plan with respect to Registrant's Small Company Fund Advisor Series, Small Company Opportunities Fund - Advisor Series, International Equity Fund - Advisors Series, International Opportunities Fund - Advisor Series, U.S. Equity Fund - Advisor Series, Diversified Fund - Advisor Series, incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (h)(6) Amended Service Plan with respect to Registrant's Disciplined Equity
- Advisor Series and Direct Prime Money Market Funds, incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 3, 2000 (Accession Number 0001041455-00-000084).

     (h)(7) Amended Service Plan with respect to Registrant's J.P. Morgan Prime Cash Management Fund, incorporated herein by reference to Post-Effective Amendment No. 75 to the Registration Statement filed on May 17, 2000 (Accession Number 0001041455-00-000122).

     (h)(8) Form of Fee Waiver Agreement.(7)

     (i) Opinion and consent of Sullivan & Cromwell.(1)

     (j) Consent of Independent Accountants.

     (k) Omitted Financial Statements.  Financial statements omitted from
Item 22.

     (l) Purchase agreements with respect to Registrant's initial shares.(1)

     (m) Rule 12b-1 Distribution Plan.(3)

     (n) Rule 18f-3 Multi-Class Plan.(3)

     (o) Reserved.

     (p)(1) Code of Ethics for Funds.(7)

     (p)(2) Code of Ethics of J.P. Morgan Fund Distributors Inc.(7)

     (p)(3) Code of Ethics of Advisers.(7)

     (99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., George Gatch, Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, H. Richard Vartabedian, and David Wezdenko.(3)

     (99)(b) Power of Attorney for: Robert J. Higgins. (4)

------------------

    (1) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

    (2) Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 1997 (Accession Number 00001016964-97-000059).

    (3) Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

    (4) Incorporated herein by reference to Post-Effective Amendment No. 93 to the Registration Statement filed on October 28, 2002 (Accession Number 0000912057-02-39932).

    (5) Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registration Statement filed on November 22, 2002 (Accession Number 001047469-02-04190).

    (6) Incorporated herein by reference to Post-Effective Amendment No. 95 to the Registration Statement filed on December 19, 2002 (Accession Number 0001047469-02-007673).

    (7) Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).

     ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

   Not applicable.

     ITEM 25. INDEMNIFICATION.

     Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

     Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

   Not Applicable.

     ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

     J.P. Morgan Fund Distributors, Inc. does not act as depositor or investment adviser to any of the investment companies.

     J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, NY 10036. J.P. Morgan Fund Distributors, Inc. is an indirect wholly-owned subsidiary of BISYS Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

     Fleming Mutual Fund Group, Inc.
     J.P. Morgan Funds
     J.P. Morgan Institutional Funds
     J.P. Morgan Series Trust
     J.P. Morgan Series Trust II
     Mutual Fund Group
     Mutual Fund Investment Trust
     Mutual Fund Select Group
     Mutual Fund Select Trust
     Mutual Fund Trust
     Mutual Fund Variable Annuity Trust
     Growth and Income Portfolio
     JPMorgan Value Opportunities Fund, Inc.
     J.P. Morgan Fleming Series Trust
     J.P. Morgan Mutual Fund Series

     (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.:

                                 Position and Offices             Position and Offices
Name and Address                 With Distributor                   with Registrant
----------------                 --------------------             --------------------
Lynn J. Mangum                   Director                                  None
90 Park Avenue
New York, N.Y. 10016

Charles Linn Booth               Vice President/Assistant Compliance       None
3435 Stelzer Road                Officer
Columbus, OH 43219

Dennis Sheehan                   Director/Treasurer                        None
90 Park Avenue
New York, N.Y. 10016

Kevin J. Dell                    Secretary                                 None
90 Park Avenue
New York, NY 10016

Edward S. Forman                 Assistant Secretary                       None
90 Park Avenue
New York, N.Y. 10016

Robert A. Bucher                 Financial Operations Officer              None
90 Park Avenue
New York, N.Y. 10016

Richard F. Froio                 Vice President/                           None
60 State Street                  Chief Compliance Officer
Boston, MA 02109

William J. Tomko                 President                                 None
3435 Stelzer Road
Columbus, OH 43219

     (c) Not applicable.

     ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     JPMorgan Chase Bank: 522 Fifth Avenue, New York, New York 10036 or 9 West 57th Street, New York, New York 10019 (records relating to its functions as shareholder servicing agent and administrative services agent).

     DST SYSTEMS, INC.: 210 W. 10th Street, Kansas City, MO 64105 (records relating to its functions as transfer agent).

     JPMorgan Chase Bank: 3 Chase MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as custodian and fund accounting agent.)

     J.P. MORGAN FUND DISTRIBUTORS, INC.: 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as distributor and sub-administrator).

     ITEM 29. MANAGEMENT SERVICES.

   Not Applicable.

     ITEM 30. UNDERTAKINGS.

(a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 31st day of March, 2003.

                                              J.P. MORGAN INSTITIUTIONAL FUNDS

                                              By:        /s/ George Gatch
                                               ---------------------------------
                                                          George Gatch
                                                          President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on March 31, 2003.

     Fergus Reid, III*
     ------------------------------------
     Fergus Reid, III
     Trustee and Chairman

     William J. Armstrong*
     ------------------------------------
     William J. Armstrong
     Trustee

     Roland R. Eppley, Jr.*
     ------------------------------------
     Roland R. Eppley, Jr.
     Trustee

     Ann Maynard Gray*
     ------------------------------------
     Ann Maynard Gray
     Trustee

     Matthew Healey*
     ------------------------------------
     Matthew Healey
     Trustee and President

     Robert J. Higgins*
     ------------------------------------
     Robert J. Higgins
     Trustee

     James J. Schonbachler*
     ------------------------------------
     James J. Schonbachler
     Trustee

     Leonard M. Spalding, Jr.*
     ------------------------------------
     Leonard M. Spalding, Jr.
     Trustee

                                 *By  /s/ David Wezdenko
                                      ------------------------------------------
                                      David Wezdenko
                                      Treasurer and
                                      Attorney-in-Fact